Heritage Series Trust

The Intelligent Creation of Wealth

Annual Report

and Investment Performance
Review for the Fiscal Year Ended
October 31, 2002

Heritage
FAMILY OF FUNDS™

Heritage Series Trust
Annual Report

December 10, 2002

Dear Valued Shareholders:

It is my pleasure to provide you with the annual report for the seven portfolios (the “Funds”) of the Heritage Series Trust for the one-year period ended October 31, 2002. Few would argue that the past year has not seen its share of challenges, seemingly punctuated by the third quarter when the Dow Jones Industrial Average posted its worst quarterly results in 65 years. Moreover, for the one-year period ended October 31, 2002, the Standard & Poor’s 500 Composite Stock Price Index(a) and the NASDAQ Composite Index(a) posted negative results of -16.42% and -21.33%, respectively. The table below shows the performance of the Class A shares of the Funds for the one-, three- and five-year periods, as well as the life of each Fund, through the period ended October 31, 2002, and reflects the current maximum sales charge of 4.75%.

	Heritage Series Trust
	Average Annual Return (Periods ended 10/31/02) (b)
Class A Shares	One-Year	Three-Year	Five-Year	Life of Fund
Aggressive Growth Fund	-3.53%	+2.18%	—	+11.05%
Growth Equity Fund	-22.33%	-12.56%	+4.36%	+10.93%
International Equity Fund	-18.42%	-17.93%	-5.56%	-1.90%
Mid Cap Stock Fund	-12.85%	+9.79%	—	+8.95%
Small Cap Stock Fund	-11.40%	+1.39%	-3.31%	+8.46%
Technology Fund	-36.60%	—	—	-32.13%
Value Equity Fund	-24.40%	-8.36%	-5.73%	+4.45%

At Heritage, we strive to protect and create wealth by employing conservative investment management strategies and delivering superior long-term performance – no matter the financial environment. I am pleased to report that six of the seven Funds’ class A shares have outperformed their benchmark indices since inception. I would also like to note that we have changed the subadviser for the International Equity Fund to Julius Baer Asset Management – a team of investment professionals who, according to Morningstar, “may not be household names, (but) should be – at least among investors buying international funds.”

Recent economic data suggest a slowing in growth in the last quarter of 2002, with the key monthly indicators suggesting that the economy could be on the verge of another recession – albeit, not a significant one. Several factors have weighed against consumer and business spending in recent months – most notably, the situation with Iraq and an uncertain job outlook. However, the economy may be poised for better growth in 2003 and the Federal Reserve has acted very aggressively to ensure that the recovery remains on track.

While the future obviously remains uncertain, I have tremendous confidence that our portfolio managers will be able to add value through fundamental research during these difficult times. Their commentaries for each of the seven Funds of the Heritage Series Trust follow. These detailed observations provide information about the individual performance of these Funds and synopses of market and industry events that may have significantly impacted performance during this annual reporting period.

Considering the challenges of this market environment, we find your continued support of the Heritage Family of Funds particularly gratifying and thank you for your investment in Heritage Series Trust. Please call your Financial Advisor or Heritage at 800-421-4184 if you have any questions.

Sincerely,
Richard K. Riess
President

(a)	Please refer to the inside back cover for index description.
(b)
Past performance does not guarantee future results. Performance returns include the effect of reinvesting dividends. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The inception dates for the Funds’ Class A Shares are as follows: Aggressive Growth Fund, 8/20/98; International Equity Fund (formerly known as Eagle International Equity Portfolio), 12/27/95; Growth Equity Fund, 11/16/95; Mid Cap Stock Fund, 11/6/97; Small Cap Stock Fund, 5/7/93; Technology Fund, 11/18/99; and Value Equity Fund, 12/31/94.

November 26, 2002

Dear Fellow Shareholders:

For the fiscal year ended October 31, 2002, the Heritage Series Trust – Aggressive Growth Fund (the “Fund”) Class A shares rose 1.28%(a), dramatically outperforming the Russell 2000 Growth Index(b), down -21.57%, the Russell Midcap Growth Index(b), down -17.61%, and the Russell 2500 Growth Index(b), down -20.64%, for the same period.

Growth stocks have been underperforming for some time. For the fiscal year ended October 31, 2002, the Russell 2000 Value Index(b) fell only -2.53%, while the Russell 2000 Growth Index was down -21.57%. Concerns with continued economic weakness, corporate accounting shenanigans, the potential war with Iraq and continued weakness in technology stocks have hurt the market in general and growth stocks in particular.

The Fund’s better performance was driven largely by consumer discretionary stocks, as well as our health care and technology stocks. Our best performers by far this year were the gaming equipment suppliers. Multimedia Games, Alliance Gaming and Shuffle Master are all benefiting from a strong upgrade cycle in the gaming industry, and delivering strong revenue and earnings growth. Another strong performer was Coach, a leading specialty retailer of leather accessories for women, particularly handbags. Coach has developed a strong brand name and offers relatively low price points for luxury goods. The company’s new Japan locations are helping to drive strong revenue and earnings growth. Finally, another good performer was Ticketmaster, a majority-owned subsidiary of USA Interactive, and a leading provider of event and museum tickets, local city guides and personal advertisements. USA Interactive announced it would acquire the remaining outstanding shares of Ticketmaster in a stock-for-stock deal.

On the negative side the Fund did have a few individual stocks that were laggards. One was Main Street & Main, a restaurant franchisee and the world’s largest T.G.I. Friday’s franchisee. Main Street & Main has a tremendous growth opportunity in the Bamboo Club concept, an Asian-theme restaurant. The company lowered expectations for same stores sale due to general economic weakness. However, with the stock trading at 13.7x 2002 forecasted earnings and with earnings expected to grow over 31% next year, we believe this stock is oversold. Another weak stock was BISYS Group, which provides technological solutions and administrative services and support to financial services firms. BISYS was down due to general weakness in the technology sector as well as slightly reduced earnings guidance for the next year. We continue to find BISYS’ business model extremely attractive (high level of recurring revenue, strong cash flow, strong management, etc.) and the valuation compelling at these levels. A third laggard was Vishay Intertechnology, which produces discrete electronic components for use in a variety of products including computers, automobiles, appliances and weapons systems. Vishay was down due primarily to general weakness in the technology sector and particularly in the semiconductor industry. While we are uncertain when Vishay’s end markets will begin to improve, we are encouraged by the company’s strong free cash flow and attractive valuation.

We believe growth stocks are due to end their poor performance relative to value stocks. Currently, growth stocks (represented by the Russell Midcap Growth Index) are cheaper than value stocks (represented by the Russell Midcap Value Index) using various valuation measures. For example, the trailing P/E (price to earnings) is 26.1 for the Russell Midcap Growth Index and 19.6 for the Russell Midcap Value Index, so growth stocks are 1.3x as expensive as value stocks. However, the long-term average is for growth stocks to be 1.8x more

(a)
Total returns include the effect of reinvesting dividends. Performance numbers do not reflect a front-end sales charge or contingent deferred sales charge. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

(b)	Please refer to the inside back cover for index descriptions.

expensive. In addition, after a sharp decline in mid cap stocks (represented by the Russell Midcap Index), growth typically outperforms value for at least three to six months coming out of a correction. Following the three declines of 20% or greater for the Russell Midcap Index since 1990, the Russell Midcap Growth Index has outperformed the Russell Midcap Value Index for the following three and six month periods by an average of 4.5% and 7.7%, respectively. We continue to use the current weakness to look for opportunities, and believe our investment style is poised to outperform.

As always, we will continue to do our best for Heritage Series Trust – Aggressive Growth Fund shareholders.

Sincerely,
Bert Boksen
Managing Director
Eagle Asset Management, Inc.
Portfolio Manager, Aggressive Growth Fund

*
Average annual returns for Heritage Series Trust - Aggressive Growth Fund Class A, B and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period and 2% for the life of Class B shares) and reinvestment of dividends for Class A, B and C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

November 26, 2002

Dear Fellow Shareholders:

While equities have been volatile, over the long term the Heritage Series Trust – Growth Equity Fund (the “Fund”) continues to perform well. The Fund’s performance fell between the Standard & Poor’s 500 Composite Stock Price Index(a) (“S&P 500 Index”) and the Russell 1000 Growth Index(a) during the fiscal year ended October 31, 2002, but returns remain strong long-term. The table below depicts how our Fund’s Class A shares compare to these indices for the period ended October 31, 2002.

	Calendar Year to Date	1-Year	3-Year	5-Year
Growth Equity Fund Class A shares(b)	-26.14%	-18.46%	-11.13%	+5.38%
S&P 500 Index	-21.84%	-15.11%	-12.22%	+0.73%
Russell 1000 Growth Index	-26.52%	-19.62%	-19.19%	-2.45%

As illustrated in the table below, the Fund’s Class A shares have compared favorably among its mutual fund peers as measured by Morningstar Inc.(c) and Lipper Analytic Services(c) rankings for the periods ended October 31, 2002.

Percent Ranking in Category
	1-year	2-year	3-year	5-year
Morningstar, Inc. Large Growth Category	Top 48% (out of 1,133)	N/A	Top 17% (out of 773)	Top 5% (out of 507)
Lipper Analytic Services Large Cap Growth Equity Category	Top 40% (out of 643)	Top 33% (out of 578)	Top 8% (out of 427)	Top 3% (out of 298)

We continue to focus our efforts on those areas that have the strongest growth potential. The types of companies that we seek have an articulated vision for the future. Such companies are typically franchise names with consistent, predictable cash flow and earnings, have strong management with a history of execution, and hold a sustainable competitive advantage giving them a dominant position within their industry.

Risk in the Fund is controlled through careful stock selection and disciplined industry exposure. The recent market events have demonstrated to us the importance of our active portfolio risk management process, which has always been a central feature of our investment process. Our portfolio risk management process focuses upon an in-depth knowledge of individual company fundamentals and a thorough understanding of the company’s business. We conduct regular reviews of sector weightings and company-specific risk factors. Significant overweighting/underweighting to sectors or securities are made only when convictions are particularly strong. In this difficult market we have seen the inherent value of our process, as evidenced by the fact that we continue to have strong performance relative to our peers in a down market.

Market Environment

Encouraging economic data continues to offer evidence of impending economic stability. The labor market has held relatively steady over the past 12 months, as jobless claims and help wanted advertising have had a

(a)	Please refer to the inside back cover for index descriptions.
(b)
Total returns are annualized (with the exception of “Year to Date”) and include the effect of reinvesting dividends. See the letter on page 1 by Richard K. Riess for a full statement of returns. Performance numbers do not reflect a front-end sales charge or contingent deferred sales charge. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(c)
Morningstar Inc. and Lipper Analytic Services base their respective category rankings on the fund’s total-return percentile rank for the specified period relative to all funds in the same category. Both rankings do not adjust total return for either front-end or contingent deferred sales charges. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. Past performance is no guarantee of future results.

prolonged period of stability. While new job creation remains virtually at a standstill, companies are likely to make capital investments in new projects when they are sure the worst is over. Despite the flat job market, the consumer remains a positive influence on the economy. Mortgage rates continue to decline facilitating a continual wave of refinancing, keeping consumers flush with cash. On the macroeconomic front, the Federal Reserve cut the federal funds rate 50 basis points to 1.25%, a new 40-year low. This was the first rate cut by the Fed since 2001. The cut will improve liquidity and encourage loans to corporations at lower rates. A lower cost of capital could potentially renew corporate investment, and eventually spark economic growth.

The market typically outperforms during times of gridlock between the legislative and executive branches. Market experts, however, feel that a unified mandate will facilitate an economic recovery by keeping major projects from being stalled. A Republican Congress could increase the probability of tax cuts for both business and investors. Traditionally, lower tax rates have augmented economic activity, at least in the intermediate term.

Potential accounting issues and the geopolitical situation tended to overshadow the constructive economic data, dominating the headlines in the first half of the year. In recent months, however, we are encouraged by indications that earnings quality is improving and there is some resolve on the geopolitical issues. Markets do not like uncertainty and instability. Therefore, as we get clarity on these issues, a favorable interest rate environment and an improving economy should provide a favorable backdrop for valuation expansion. This scenario has historically benefited large cap growth equities.

Portfolio Review

The consumer/retail sector was a major contributor to outperformance during the fiscal year. We have been successfully navigating the mixed signals received from various consumer-reporting agencies. On the positive side, consumer spending continued to hold up. Relatively stable employment levels and no substantial downturn in personal income have supported this phenomenon. Making consumers more cautious has been, economic worries, stock market declines, and the prospects of global conflict. Throughout the economic downturn, the consumer continued to spend at strong levels. The consumer staple segment in particular has enjoyed positive performance as many companies in the group are beating expectations, estimates are being raised, and they have high, improving earnings quality backed by strong cash flows. Anheuser-Busch and Proctor & Gamble are examples of the consumer staple names that were up significantly during the period. Viacom, UPS, Gannett, and Wal-Mart were other winners in the sector, while Home Depot and Liberty Media detracted from performance.

The financial services sector was a slight drag to performance during the last 12 months. While strong early in the year, they suffered from both a weak stock market and the highly publicized conflicts of interest between investment banking and research divisions at major securities firms. Profitable initial public offerings and merger and acquisition activity remained weak, hurting the profits of equity-related businesses. In addition, a series of disclosures of corporate malfeasance further eroded investor confidence in the group. Goldman Sachs, Freddie Mac, Citigroup, and Lehman Brothers were all moderately negative during the period. A modest economic recovery and a benign rate environment should allow the financial group to perform relatively well going forward. Also, as strength in the consumer persists, consumer-sensitive areas of the finance sector will likely outperform.

The healthcare sector is generally seen as a “safe haven” for investors during difficult economic times. Leading large-cap pharmaceutical companies like Pfizer, Merck, and Bristol-Myers, were perceived as low risk because of their reliably high growth and profitability. But in the last few quarters, several pharmaceutical companies have lowered their earnings and growth expectations. The increasingly cautious FDA has become a factor. Many leading companies were not successful in securing new drug approvals.

The FDA has also stepped up the scrutiny of several companies’ manufacturing processes. This coupled with political pressure on drug pricing issues also worked to keep a cap on valuations. At this point however, the worst may be behind the major pharmaceutical companies. Pipelines are looking more promising and manufacturing issues are being worked through. With growth prospects looking at least as favorable as the overall market, and with valuations still attractive, the group should move higher going into 2003. In the last 12 months, the healthcare stocks held within the Fund performed in-line with the broader market on a relative basis. Strong performance from Pharmacia, Forest Laboratories, Medtronic, and Johnson & Johnson was overshadowed by the poor performance of Wyeth, Pfizer, and Bristol-Myers Squibb. The healthcare companies that we will continue to hold in the Fund generate solid free cash flow and the confidence in earnings at several companies is quite high. While issues remain on the political front and in some cases on a company level, demographics continue to favor the group.

Although a recovery is not yet evident in the near term fundamental outlook for the technology industry, the operating environment is likely to significantly improve in 2003. During the last 12 months however, the technology sector was a significant drag on performance. Price appreciation in Intuit and Dell was not enough to overcome weakness in Intel, Taiwan Semiconductor, Cisco, and Texas Instruments. The hardware segment held up much better than many other industries in the technology sector. Dell Computer’s performance was noteworthy during the year. Despite sluggish PC industry sales trends, the company continued to gain market share and grow revenues. Dell put in place initiatives aimed at gaining new customers and expanding its product line. In addition, the company stated that it would begin to sell its PCs through U.S. dealers, a break from its direct-to-consumer sales model. Dell also announced that it would begin to compete directly with Hewlett-Packard and others by getting into the printer business. We will continue to hold the technology companies, such as Dell, that are using innovative methods to gain market share, streamline operations, and improve operating margins. This increased leverage will lead to outsized profit growth once we see a sustained increase in end demand.

Outlook

Large-company valuations have come down dramatically – asset prices are significantly cheaper – since the market peaked 2½ years ago. Stocks have corrected approximately 70% versus bonds over the past few years. During the 1930s and the depression era, stocks corrected approximately 90% versus bonds. Price risk has decreased at existing levels that reflect lower, and perhaps more realistic, earnings expectations. Several key predicted-growth measurements, for instance, are now about half what they were in early 2000. The market is now discounting earnings per share growth of approximately 6% to 7%. Relative to equities, bonds are now priced much higher on a valuation basis with little prospect for growth, while equities are priced at approximately 16 times earnings with expected growth rates of 6% to 7%. This is in line with historical averages.

On the corporate side, companies are adjusting to the current economic environment. Corporations are concentrating on cutting costs and cleaning up balance sheets, which historically has helped return them to profit growth. In addition to these measures, we would like to see sustained positive trends in unit growth, productivity, pricing and capital spending. The resulting profit growth will likely regain investor interest.

Several conditions in the macro backdrop are also turning positive. We appear to be moving toward at least some resolution on the War on Terror and the disarmament of Iraq. In the United States, interest rates are at historical lows and further tax cuts will likely be pushed through Congress. Businesses are being forced to come clean with accounting indiscretions and the quality of earnings is improving. We would like more clarity on pension and stock option issues. These policy initiatives and macroeconomic developments are likely to stimulate growth in the coming quarters. We have a great deal of confidence in the strength of the United States, its financial markets, and its systems that are in place. Equities will recover.

We feel that it is an opportune time to increase one’s allocation to large-cap growth equities, as expectations are considerably muted and strengthening fundamentals are emerging. We thank you for investing with us and look forward to working with you in the years to come.

Sincerely,
Ashi Parikh
Managing Director
Eagle Asset Management, Inc.
Portfolio Manager, Growth Equity Fund

*
Average annual returns for Heritage Series Trust - Growth Equity Fund Class A, B and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period and 2% for the life of Class B shares), and reinvestment of dividends for Class A, B and C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 10, 2002

Dear Valued Shareholders:

We are pleased to provide you with the annual report for the Heritage Series Trust – International Equity Fund (the “Fund”) for the fiscal year ended October 31, 2002. As of July 1, 2002, shareholders of the Fund, as well as the Board of Trustees, approved Julius Baer Investment Management Inc. (“Julius Baer”) as the subadviser to your Fund. We are very pleased with your vote of confidence and look forward to managing your portfolio in the years to come.

For the fiscal year ended October 31, 2002, the Fund’s Class A shares returned -18.42%(a) compared to the Fund’s benchmark index, the Morgan Stanley Capital International Europe, Australia, Far East Index (“EAFE Index”)(b), which returned -12.93% for the same period. While the Fund under performed its benchmark index for the fiscal year, you can find some solace in the fact that the Fund has outperformed the EAFE Index since Julius Baer became the subadviser of the Fund. For the last 3 months of the fiscal year ended October 31, 2002, after taking a month to reposition the Fund’s portfolio, the Class A shares of the Fund returned -3.86%(a) while the EAFE Index dropped -6.12%. While we can’t promise to always beat the Fund’s benchmark index, it does appear that the Fund with Julius Baer at the helm is off to a good start.

Since assuming advisory control of the Fund on July 1, 2002, we have maintained a defensive positioning by increasing our cash reserves. We believed that global economic activities and corporate earnings would fall below the consensus and were very skeptical that the ability of concerted interest rate cuts by central banks would reverse the current economic downturn. “Bubbles” do not get solved overnight!

We also believed that valuations remained excessive and the quality of earnings to be poor. Currently, when compared to the EAFE Index, the Fund has an underweight position in financials, technology, and cyclicals. In addition, when compared to the benchmark index, the Fund’s portfolio remains heavily underweighted in both Japan and the U.K, and continue to emphasize Central European banks. It is these underweighted positions in the Fund that have caused a favorable performance result when compared to the benchmark index during the last several months. Martin Currie Inc. (“Martin Currie”), the Fund’s former subadviser, indicated in the Fund’s last Semi-Annual Report that during the first half of this past fiscal year, the Fund “enjoyed the benefits of a substantial weighting in emerging markets,” but that an “underweight position in Japan held back performance as the market periodically rallied.”

Top-line growth in Europe is expected to be subdued next year as governments struggle to maintain their budgets within the Maastricht criteria. Germany has already breached the 3% budget deficit as a percentage of GDP rule and France is not too far behind with a 2.7% deficit. Also, consumers remain worried about job security as the unemployment rate in the Euro area economy rose from an already high level of 8% to 8.3%. Corporations remain focused on cost cutting to repair their balance sheets. Despite the weak economic environment in the U.S. and Europe, the consensus forecast is for GDP growth of 1.5% in 2003 to occur in Europe. In addition, European earnings are expected to be 29% higher next year mainly because of margin improvement from cost reduction. We expect these numbers will be revised downward early in 2003.

Within Europe, geographical differentiation is quite high. Germany has earned the label of “the sick man of Europe” primarily because of its very rigid labor laws. The German government has also hampered recovery by implementing higher taxes as a solution to its budgetary problems. In the past, the Fund had very limited investments in Germany (no investments at the semiannual period end). However, we believe that certain industries like auto manufacturers have shown promise, and the Fund has initiated positions in such stocks as Bayerische Motoren Werke (better known as BMW), Porsche and Volkswagen.

(a)
Total returns include the effect of reinvesting dividends. Performance numbers do not reflect a front-end sales charge or contingent deferred sales charge. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

(b)	Please refer to the inside back cover for index descriptions.

In France, the economy is in slightly better shape because the government has adopted more reasonable solutions, such as reducing spending, to resolve its budget deficit. Since the beginning of the fiscal year, the Fund’s investments in France have grown considerably. While the Fund divested its Aventis position, it continues to hold positions in Autoroutes du Sud de la France, a builder and manager of toll roads, and auto manufacturer, Peugeot, while establishing positions in the industrial sector with investments in Lafarge SA, a building materials manufacturer, and construction firms Bouygues and Vinci.

The United Kingdom is by far the strongest economy in Europe right now. Similarly to the U.S., however, fears of a “bubble” forming in the residential real estate market are beginning to emerge. This is a major reason why we continue to maintain an underweighted position in the United Kingdom relative to the Fund’s benchmark index. On the industry front, we continue to prefer non-cyclical industries as we see sub-par economic growth in the medium-term. During the fiscal year the Fund has maintained its investment in non-cyclical companies like Gallaher Group, Diageo, and GlaxoSmithKline with mixed results while new investments in Acambis, Reckitt Benckliser, and Unilever have resulted in favorable performance to the Fund. We may overweight European financials once we attain higher confidence in the quality and transparency of their loans and investments, however, for now we are happy with the initial positions in Royal Bank of Scotland and Standard Chartered. Vodafone Group remained in the Fund during the entire fiscal year. Despite the negative returns to the Fund that may have resulted from investments in the telecommunication industry in the first half of the fiscal year, we are warming up to the industry as its cash flow generation has improved substantially as a result of reduction in capital spending.

In Finland, we believe that paper industry fundamentals have improved substantially. The numerous consolidations we have seen in the industry have created a more disciplined approach toward capital spending and capacity expansion. The industry has been transformed from a value-destroyer to a value-creator and we don’t believe that current valuations reflect that fundamental shift. In Finland, we like UPM Kymmene and Stora Enso.

The saving banks in Norway provide an interesting opportunity. Their Primary Capital Certificates (“PCCs”) are listed on the stock exchange. Norwegian parliament recently passed a law which will allow the savings banks to demutualize. Because of their current structure, many of these banks are trading below book value while most Scandinavian banks are trading around 1.5x price to book. Most saving banks also pay a dividend yield of 6-8%. We expect many of the savings banks to demutualize in the next two to four years. Once demutualized, we expect that they may trade at multiples similar to other Scandinavian banks. They may also become potential takeover targets. During the last several months, the Fund has initiated positions in DNB Holdings, Nordlandsbanken, Sparebanken Midt-Norge and Sparebanken Rogaland to capitalize on these opportunities.

In Europe, the Fund continues to maintain an underweight position relative to its benchmark index in the pharmaceutical industry as we expect downward pricing pressure coming from the politicians and from the generic industry. Many products are reaching patent expiration and there are not enough new drugs coming out of the pipeline to offset the loss in sales. Also, it is becoming more difficult and more costly to bring new drugs to market. The price of licensing new drugs from biotech companies has risen almost tenfold over a decade – from as little as 5% royalty on sales to as much as 50%. Technology is a sector we feel very comfortable avoiding. We feel that the current valuations in many technology sectors cannot be justified. We believe that the bottom in the sector is still yet to come.

In Central Europe, compared to the EAFE Index, the Fund maintains an overweight position in the banking industry, since it is one of the largest beneficiaries from the ascension towards European Union and European Monetary Union memberships. Most of the banks we own in the region either have a market leadership or are controlled by a Western European bank. The quality of management is high, the execution has been good so far, and valuations are reasonable. We have already visited the region twice and interviewed the management of each of the banks we hold in the product. Our key holdings are Bank Pekao, Komercni Banka, and Erste Bank.

The Bank of Japan has finally managed to force the Japanese government to seriously address Japan’s ailment. Mr. Heizo Takenaka, minister for the economy and financial services is developing a plan to accelerate disposal of bad loans in the Japanese banking sector.

According to the Financial Services Agency (“FSA”), bad loans are much larger than the banks official tally of Y19,989bn. The FSA estimates that it is around Y47,000bn and others predict it will reach Y60,000bn. Determining the strength of a borrower in a zero-interest rate environment is quiet difficult since anyone can pay the interest. In order to get the bad loans figure more in line with reality, Mr. Takenaka wants the banks to use discounted cash flow (DCF) to assess the strength of their borrowers.

Although Japan is finally taking courageous steps to address the problems in its banking sector, its attraction as an investment is still poor. Equity valuation remains very high and management’s consideration for shareholders remains poor. Aging demographics and a culture of high savings provides dim prospects for domestic demand. The threat of China hollowing the manufacturing industry of Japan has never been more real.

While Japan does not appeal to us from the top-down, we are finding a few exciting stories from the bottom-up such as Nissan and Kao. Kao is Japan’s number one maker of personal care, laundry, and cleaning products. Its most well known brand in the U.S. is ‘Biore’ for skin care. Now it is test marketing an exciting new product in the U.S. with Archer Daniels Midland. It is a revolutionary new cooking oil. It is the first and only oil that has clinically proven to help with the fight against body fat and obesity. It basically replaces most of the bad LDL cholesterol in traditional cooking oil with the good HDL cholesterol. The brand name is ENOVA and we suspect it will soon become a household name.

Nissan has been a great turnaround story. While most managers in Japan have failed to translate their promise of restructuring into deeds, Nissan’s management has delivered. Carlos Ghosn, Nissan’s CEO, has over-delivered year after year against the company’s already ambitious plans. He finished ‘the revival plan’ a year ahead of schedule. The plan required closing five factories, laying off 14% of employees by 2002, slashing the number of suppliers and reducing Nissan’s stake in them (in order to reduce costs by 20% in 2 years), and sharing operations with Renault. Now, under the new 3-year plan ‘Nissan 180’, he aims to boost sales by 1 million units per year, raise operating margins by 8%, and reduce net debt in the automotive operation to zero. He is already ahead of schedule: The new Altima is selling very well in America and the company was able to raise the retail price on Altima and Sentra. The company plans to continue to introduce new models in both the Nissan and Infiniti channels. Finally, the company undertook a major initiative in China by setting up a joint venture with the third largest car manufacturer.

China’s threat is not only limited to Japanese manufactures. It is also a threat to its Asian neighbors. The labor cost in China is 8% that of Korea. China is even threatening Mexico’s competitiveness. Several U.S. companies located in Texas and Southern California have recently decided to move their plants or outsourcing from Mexico to China.

China’s dominance can no longer be ignored. The combination of cheap labor and low cost of capital is propelling China to global dominance. It is currently the world’s third largest exporter. Although we do not currently find attractive investments in China, its influence on our investment decision at the country, sector, and company level is rising rapidly. It is affecting our outlook on Japan, Korea, and Mexico. It is also shaping our opinion on inflation and our outlook for the manufacturing sector. China’s consumption of many base commodities is rising exponentially. As a result, we have recently added a couple of Australian mining stocks into the Fund’s portfolio: WMC and BHP Billiton.

Another natural resource industry that the Fund is heavily exposed to is the Canadian gas sector. Gas is a clean and efficient source of energy. Its consumption in the United States is increasing at a high rate. Yet production in existing wells drops dramatically, about 40% once the well is more than two-year old. Hence, the pressure to find new wells just to keep production constant is mounting and the risk of having mismatch between supply and demand is high. Gas is also a commodity that is difficult and expensive to transport. Hence, there is a good possibility that we could see the gas in North America trading at a huge premium to the gas in the rest of the world for long periods of time. Our favorite names are EnCana and Canadian Natural Resources.

On the currency front, we expect a weak U.S. dollar for 2003 – especially against the Euro. Given the size of the U.S. economy and the size of its current account deficit, the U.S. needs to attract yearly 76% of the world’s savings just to maintain its current spending and prevent the dollar from weakening! The British pound should weaken against the Euro if the prospects of a referendum on the U.K. joining the Euro improve. The U.K. today has a very strong currency that makes it very disadvantageous for the manufacturing and export sector to join the Euro at the current exchange rate.

Overall, we expect a sub-par economic growth globally over the next few years, but with many pockets of opportunity: such as the banking industry in Central Europe, the Canadian gas industry, the Australian mining industry, and the Norwegian saving banks participating in PCCs. Western Europe today provides a good buying opportunity despite the difficult economic conditions. Certain financial companies may provide opportunity to be a bargain, especially if they were prudent in their lending policies and risk management. We believe it is still not the time to be aggressive in taking risk. Prudence remains a virtue.

We would like to remind you that, as described in the Fund’s Prospectus, investments in international securities carry different risk then investments in domestic securities. Among other risks, foreign securities are susceptible to fluctuations in currency exchange rates, political or economic conditions and regulatory requirements in foreign countries that could affect the Fund’s return to a large degree. Conversely, we also feel that a balanced portfolio should contain some international exposure. We thank you for your continued investment in the Fund, and look forward to reporting to you in the years to come.

Sincerely,	Sincerely,

Richard C. Pell	Rudolph Riad Younes
Senior Vice President,	Senior Vice President,
Chief Investment Officer	Head of International Equities
Julius Baer Investment Management Inc.	Julius Baer Investment Management Inc.
Portfolio Manager, International Equity Fund	Portfolio Manager, International Equity Fund

*
Average annual returns for Heritage Series Trust - International Equity Fund Class A, B and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period and 2% for the life of the Class B shares) and reinvestment of dividends for Class A, B and C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

November 26, 2002

Dear Fellow Shareholders:

We are pleased to present the annual report for the Heritage Series Trust – Mid Cap Stock Fund (the “Fund”) for the fiscal year ended October 31, 2002. For the year ended October 31, 2002, the Fund’s Class A shares fell -8.50%(a). Thus, as shown below, the Fund’s Class A shares underperformed the Standard & Poor’s MidCap 400 Index(b) (“S&P MidCap Index”) and the Russell Midcap Index(b) by 3.72% and 0.48%, respectively, over the same period.

12 Months ended October 31, 2002
Mid Cap Stock Fund Class A Shares(a)	-8.50%
S&P MidCap Index	-4.78%
Russell Midcap Index	-8.02%

The tremendous volatility the Fund experienced last fiscal quarter serves as a reminder that the current stock market consists of a large share of trend or noise traders. Certain securities reached price-to-sales levels and price-to-book levels well below the 1991 recession despite over ten years of maturation and cash flow growth. Although we realize that knowledgeable investors have to know the fundamentals of the company as well as the anticipated actions of noise traders, we are surprised at the degree to which noise matters in the short run. Although downdrafts can be substantial, we can add value by trying to decide what is noise and what is fundamental. In this way, we hold solid assets when the trend trading stops and a new upward trend is created.

Part of our underperformance was a function of a meltdown in media stocks due to bad news at Adlephia Cable and WorldCom. As we have mentioned in the past, we have a bias towards media names as they represent unique assets that often require little capital spending. Cable and media names such as Rainbow, Crown Media, and Mediacom fell despite a lack of firm specific news. Despite their declines, we sold these stocks from the Fund’s portfolio, as we haven’t the appetite for the financial leverage inherent in the cable stocks. While we don’t think that cable stocks will go the way of many “New Economy” stocks, the mechanics of Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) valuation and leverage dictate large swings in equity value for a given change in EBITDA multiple. Furthermore, the cable names require capital spending – a characteristic that is usually not a part of media stocks. NDCHealth was also a laggard. The company faced the possibility of a credit downgrade due to a decline in free cash flow and a sizable acquisition. We sold the stock.

On the positive side, several of our stocks performed very well for the fiscal year ended October 31, 2002. Ticketmaster (“TMCS”), a majority-owned subsidiary of holding USA Interactive (“USAI”), is a leading provider of event and museum tickets, local city guides and personal advertisements. USAI announced it would acquire the remaining outstanding shares of TMCS in a stock-for-stock deal. The bad news on the deal is that we believe USAI stole TMCS for about half of its intrinsic value. As evidence, USAI traded up significantly on news of the merger. The good news is that the Fund will continue to hold the stock, thus getting further benefit from the merger in a good cash flow producing asset bought inexpensively by USAI. Blockbuster was also a strong performer. The company continues to grow revenue and earnings from increased DVD rentals, which provide a higher profit margin. In addition, Blockbuster is increasing its focus on the highly popular video game and game equipment segment of the entertainment market.

(a)
Total returns include the effect of reinvesting dividends. Performance numbers do not reflect a front-end sales charge or contingent deferred sales charge. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

(b)	Please refer to the inside back cover for index descriptions.

We are encouraged that our strategy will continue to benefit our shareholders in the uncertain economic times to come. While we continue to believe that economic conditions could remain challenging for some time, we are using broad weakness in the market as an opportunity to purchase stocks that are being unfairly punished. Sticking with our disciplines, we hold approximately a market weight in the technology sector and have chosen to be very conservative. Since we see little evidence of a sustained up-turn in the technology sector, we believe prudence is required. Although there seems to be little short-term opportunity in the technology sector, we want to be in this space when the turn comes.

As always, we strive to produce strong results for our shareholders. Thank you for your support.

Sincerely,

Todd L. McCallister
Managing Director
Eagle Asset Management, Inc.
Portfolio Manager, Mid Cap Stock Fund

*
Average annual returns for Heritage Series Trust - Mid Cap Stock Fund Class A, B and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period and 2% for the life of Class B shares), and reinvestment of dividends for Class A, B and C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

November 26, 2002

Dear Fellow Shareholders:

For the fiscal year ended October 31, 2002, Heritage Series Trust – Small Cap Stock Fund (the “Fund”) Class A shares were down -6.98%(a), outperforming the Russell 2000 Index(b), which was down -11.57%, for the same period. The following is a report on the portion of the Fund’s assets allocated to Eagle.

On a relative basis, small cap stocks continued to outperform the general stock market in the 12 months ended October 31, 2002, with the Russell 2000 Index down -11.57% versus the Standard & Poor’s 500 Composite Stock Price Index(b) (“S&P 500 Index”), down -15.11%. For the same period, the Russell 2000 Value Index(b) was down -2.53%, while the Russell 2000 Growth Index(b) was down -21.57%.

Our best performing stocks, in both relative and absolute terms, were in the consumer discretionary sector, particularly the gaming equipment suppliers. Shuffle Master, Alliance Gaming and Multimedia Games all rose substantially on solid company performance. Emmis Communications was another strong performer as the company saw trends improving in the broadcasting industry, and also sold off some underperforming assets. Finally, TMP Worldwide (“TMPW”) is a leading recruitment advertising and executive search and selection agency, and operates the popular Monster.com Internet property. Industry weakness enabled us to purchase the stock at an attractive valuation. TMPW has made several strong moves since our purchase into the Fund, including the spin-off of a division and a strategic alliance with the American Nurses Association.

On the negative side, the Fund’s technology and materials and processing stocks hurt us. One laggard was Artesyn Technologies, a developer of power conversion products for the computing and telecommunications markets. The company continues to suffer from erosion of its end markets. We sold the stock from the Fund’s portfolio. OM Group, a leading metals-based specialty chemicals producer, was weak after announcing earnings results that were worse than expected. With weak industry conditions, a high debt level and rapidly deteriorating cash flow, we sold the stock from the Fund. Finally, Integrated Silicon Solution, which develops high-performance memory chips for use in data communications and consumer electronics, was down. The company announced that revenues and earnings would be below expectations, citing weak order activity. Integrated Silicon has $3.75 per share in cash, and continues to develop new technologies and products, putting it in excellent position when demand improves.

While small caps have been outperforming large caps for some time, we believe this outperformance cycle has not run its course. According to data from the Frank Russell Company, the companies in the Russell 2000 Index are expected to grow earnings at 20% in the next 12 months, while the companies in the S&P 500 Index are expected to grow earnings at just 13% during the same time period. Yet the S&P 500 Index trades at 16.7x next 12 months’ forecasted earnings while the Russell 2000 Index trades at 17.5x earnings, indicating that relative to their growth rate, small caps are still cheaper than large caps.

As always we will endeavor to do our best for shareholders.

Sincerely,

Bert Boksen
Managing Director
Eagle Asset Management, Inc.
Portfolio Manager, Small Cap Stock Fund

(a)
Total returns include the effect of reinvesting dividends. Performance numbers do not reflect a front-end sales charge or contingent deferred sales charge. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

(b)	Please refer to the inside back cover for index descriptions.

November 10, 2002

Dear Valued Shareholders:

During the 12-months ended October 31, 2002, the Heritage Series Trust – Small Cap Stock Fund (the “Fund”) Class A shares returned -6.98%(a) versus -11.57% for the Russell 2000 Index(b). The following is a report on the portion of the Fund’s assets allocated to Awad.

The Fund’s performance is a result of stock selection rather than industry exposure or asset allocation.

The stocks that had a positive effect on the Fund’s results were North Fork Bankcorp, Capital Crossing Bank, Interactive Data Corp., Startek and Kansas City Southern. We continue to own and like each of these positions.

The stocks that negatively impacted performance were Sola International, Barra, MCG Capital, Cognex and Investment Technology. We continue to hold and like these positions with the exception of MCG Capital.

We believe the Fund is currently positioned to benefit from the ultimate recovery in the economy by virtue of being exposed to the industrial and technology sectors.

After making reasonable returns on the Fund’s portfolio investments from January through the end of April 2002, the Fund, along with those of all equity market participants, have been affected by investor capitulation due to false accounting, corporate malfeasance, the ethics behind some Wall Street research, the looming conflict with Iraq and a slower than hoped for rebound in corporate profits.

To be sure, the near future poses several challenges:

1.	Over the coming months, we will see several less than honest individuals attend congressional hearings, be indicted and possibly go to jail.

2.	The economy is improving but the process has been and is likely to continue to be frustratingly slow.

3.	The capital markets will continue to close on companies with flawed business models and/or accounting.

4.	The unsettling situation regarding Iraq is likely to be with us for a time.

Having said this, it is important to point out that for those who measure their investment results in terms of years rather than in terms of months, some excellent opportunities are being created.

At some point over the coming months, all of the negatives will be priced into the markets and the long-term positives will have been ignored. These positives are strong and compelling:

1.	The U.S. has the strongest economy in the world.

2.	U.S. corporations are the low cost producers and technology leaders in all important industries. Our companies are the most productive in the world and the gap is growing.

3.	The U.S. military stands in a class of its own.

4.	The vast majority of corporate managers are honest, preside over clean accounting and have sound corporate governance.

(a)
Total returns include the effect of reinvesting dividends. Performance numbers do not reflect a front-end sales charge or contingent deferred sales charge. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

(b)	Please refer to the inside back cover for index descriptions.

5.	The long-term future of our economy and society is bright.

We will work through our problems and emerge stronger than ever. During periods of frustration, investors tend to throw out the baby with the bathwater. Those who buy the “babies” during this period will likely end up being rewarded over time.

Characteristics to look for in identifying companies to buy are:

1.	Sustainable earnings growth.

2.	Honest accounting.

3.	Strong balance sheets.

4.	Strong internal excess cash flow.

5.	Sensible valuation.

6.	High insider stock ownership.

We believe that the portfolio is filled with companies which meet these characteristics.

It is important to remember that investing in small cap companies generally involve greater risks than investing in medium- or large-capitalization companies due to their more limited managerial and financial resources. Generally, the smaller the company size, the greater these risks. While the next few months may continue to be turbulent, it is also important to remember that history is strewn with the economic corpses of those who have remained too bearish on America for too long.

Sincerely,
James D. Awad
Chairman
Awad Asset Management, Inc.
Portfolio Manager, Small Cap Stock Fund

*
Average annual returns for Heritage Series Trust - Small Cap Stock Fund Class A and B shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period and 2% for the life of Class B shares), and reinvestment of dividends for Class A and B shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*
Average annual returns for Heritage Series Trust - Small Cap Stock Fund Class C shares are calculated in conformance with Item 21 of Form N-1A, which assumes reinvestment of dividends for Class C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

November 15, 2002

Dear Fellow Shareholders:

The sell-off in technology stocks continued as company-specific and industry-wide issues were brought to the forefront. The Heritage Series Trust – Technology Fund (the “Fund”) has not avoided the declining value in the technology sector. The Fund’s Class A shares produced a total return of –33.43%(a) for the fiscal year ended October 31, 2002. Over this same period, the Goldman Sachs Technology Index(b) (the “GSTI”) declined –31.58%. While the performance of the Fund was off during the past twelve months, we have outperformed many of our technology fund competitors. For the one-year period ended October 31, 2002, Morningstar(c) ranked the Fund’s Class A shares in the top 45% out of 358 specialty technology funds. The Fund’s Class A shares also outperformed a majority of its peers in Lipper’s(c) Science and Technology Category Average, ranking in the 44th percentile out of 377 funds for the one-year period ended October 31, 2002.

Market Overview

Concerns in the overall economy have been exacerbated in the technology sector. These concerns include a perceived lack of liquidity in the U.S., thereby creating deflation, a credit crunch, and a lack of pricing power. Companies have been forced to lower prices to maintain market share or realize any type of sales growth. This resulted in collapsed profit margins, which increased debt levels relative to profits, which in turn caused credit quality downgrades and higher corporate borrowing costs. Companies were obliged to forego growth plans, which then resulted in investor pessimism about corporate balance sheet health and a slower than normal recovery from economic recession. A weaker dollar, however, combined with the Federal Reserve’s latest 50 basis point (0.50%) rate cut, significantly improves the liquidity outlook. Following the Federal Reserve’s most recent action, overnight interest rates are currently 1.25% which is 5.25% lower than in May 2000 and at a 40-year low.

While propping up the macroeconomy through interest rate cuts and fiscal stimuli is favorable to the long-term outlook of many information technology companies, a few problems arise. The fundamental problem of overbuilt capital stock will take longer to correct in the current environment. As a result, there is the prospect of a sustained period of depressed returns on capital. Additionally, the net cash position one finds on many tech companies’ balance sheets is arguably retarding the necessary consolidation of this sector.

Investment in technology, however, remains one of the keys to continued productivity and growth. At this point, our channel checks are turning up continued weakness, but we are seeing some signs of improvement. We observe an expansion in profit margins primarily attributed to cost cutting. Furthermore, government statistics have shown a small but significant rise in domestic business spending on information technology equipment and software since the fourth quarter of 2001. While the corporate sector is reluctant to invest in large capital spending projects, limited investments are being made. Company managements are simply unwilling to take the risk of engaging in large-scale projects at this point but are replacing depreciated hardware and improving business processes by selectively purchasing and implementing new software and systems. The lean companies that emerge from this economic slowdown will be able to use this leverage to grow profits exponentially. While we are not prepared to claim that the economic and industry-wide instability is over, the picture does appear to be brighter.

(a)
Total returns include the effect of reinvesting dividends. Performance numbers do not reflect a front-end sales charge or contingent deferred sales charge. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

(b)	Please refer to the inside back cover for index descriptions.
(c)
Morningstar Inc. and Lipper Analytic Services base their respective category ranking on the fund’s total-return percentile rank for the specified period relative to all funds that have the same category. Both rankings do not adjust total return for either front-end or contingent deferred sales charges. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. Past performance is no guarantee of future results.

Portfolio Performance

Like most investors, we are not pleased to see bear markets such as the one occurring in the technology sector. In spite of these declines, we remain committed to our long-term investment philosophy and will continue to concentrate the Fund’s holdings in the following areas of technology: communications, hardware, Internet, semiconductors, services, and software.

Software now makes up the largest allocation in the Fund. It also produced the best returns during the period, finishing relatively flat. Although we are not seeing a strong demand for high-priced application software, efficiency-oriented product sales continue to grow. During the last 12 months, Symantec, Intuit, and Electronic Arts performed exceptionally well and Microsoft’s performance was relatively strong. Roxio, Citrix Systems, and E.piphany were a drag on performance.

Hardware companies are experiencing slow sales, but we are seeing inventory being worked down. Brocade and Celestica were the negative performers in this group. Dell and American Power Conversion turned in strong performances for the 12-month period. The Internet/Service space was also negatively impacted by the performance of Vignette, BearingPoint, and Braun Consulting. DoubleClick was a relatively strong performer in the Internet space.

We believe the current environment will continue to favor use of standardized computing technologies that offer better performance at lower prices. These conditions substantially favor vendors such as Microsoft, Dell, and other low cost providers at the expense of proprietary solutions offered by the likes of Sun Microsystems and others. We believe this trend will persist for some time.

The deteriorating financial condition of traditional and emerging telecommunications companies, cable providers, and wireless communications companies has gone well beyond our original expectations over the past 12 months. As a result, it is likely that these companies’ bondholders will soon be in a position to exert substantial influence over capital spending budgets and operating plans. We believe this will lead to another round of substantial cuts in telecommunications equipment spending, further delaying any rebound in revenue and earnings growth for select telecommunications companies. ADC Telecommunications and Tellabs were detractors from performance in this space, while 3Com showed strength. Now is the time to invest in those telecommunications equipment companies positioned to thrive at the expense of their competitors. These companies will be characterized by strong balance sheets, broad product portfolios, experienced management teams, and an ability to focus on their business without undue scrutiny on the part of bondholders, ratings agencies, and securities regulators.

In the semiconductor space, International Rectifier, Intersil, Fairchild Semiconductor, Linear Technology, Maxim, and Taiwan Semiconductor each turned in negative performances. Integrated Circuit Systems was the lone positive performer in this group. Due to their cyclical nature, semiconductor companies are more dependent on improvement in the overall economy than other areas of technology. We believe the operating environment for semiconductor companies (unit demand, pricing power, and order visibility) is likely to significantly improve in 2003. Consequently, we believe now is the time to build positions in companies with reasonable valuations that are positioned to exploit a recovery with above average earnings growth. Although a recovery is not yet evident in the near term fundamental outlook for the industry, we believe the potential upside reward far outweighs the downside risk in select semiconductor stocks.

Outlook

After a sharp decline in capital investment by businesses in the past 12 months, particularly in technology-related equipment, the trend appears to be reversing. The first sign of improvement is a pick up in production and a rise in capacity utilization, typically resulting in acceleration in business investment. Secondly, we are seeing signs of improving corporate profits. Rising corporate profits indicates that the corporate sector has the capital to finance investment. Typically, an upturn in technology stock prices lags an increase in corporate profits by approximately six months. Finally, we are seeing technology companies streamline operations and improve operating margins. This increased leverage will lead to outsized profit growth once we see a sustained increase in end demand.

The current market environment is offering select but identifiable technology investment opportunities. A recovery in technology companies is inevitable due to the huge cuts in inventories and overhead that producers have made. These restructured companies are leaner, more efficient, and have lowered their break-even points considerably. With stocks trading at low valuations and modest expectations for GDP growth, any positive surprise would be amplified. The Heritage Series Trust—Technology Fund will continue to own companies that will come out on the other side of this economic downturn positioned as leaders in their field with strong financials enabling them to take advantage of the pockets in demand we are now seeing. We continue to believe the most attractive investment opportunities in technology reside toward the lower end of the market cap spectrum.

Thank you for your continued support.

Sincerely,

Duane A. Eatherly, CFA
Eagle Asset Management, Inc.
Portfolio Manager, Technology Fund

*
Average annual returns for Heritage Series Trust - Technology Fund Class A, B and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period and 3% for the life of Class B shares) and reinvestment of dividends for Class A, B and C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

November 18, 2002

Dear Fellow Shareholders:

The third calendar quarter of 2002 proved punishing for U.S. equity investors. The Standard & Poor’s 500 Composite Stock Price Index(a) (“S&P 500 Index”) registered its worst quarterly decline since the fourth quarter “market crash” of 1987. For the quarter ended September 30, 2002, the S&P 500 Index fell -17.28%, the NASDAQ Composite Index(a) plummeted -19.90%, the Russell 1000 Value Index(a) nose-dived -18.77% and the Heritage Series Trust – Value Equity Fund (the “Fund”) Class A shares declined -22.62%(b). For the fiscal year ended October 31, 2002, the S&P 500 Index declined -15.11%, NASDAQ Composite Index fell -21.33% and the Russell 1000 Value index was off -10.02% while the Fund’s Class A shares declined -20.63%(b). Thus, the bulk of the damage was done in the third calendar quarter of 2002.

The Fund fell more than its respective benchmark reflecting the continued devastating effect that heightened market volatility is having in the near term on a number of our holdings. In recognition of the challenging year we are having, we will focus on some of the underlying reasons for the Fund’s recent performance shortfall and our actions taken in response. As you read through this analysis, however, we ask that you bear in mind that short-term performance in this business often comes in lumps (good and bad) and is heavily influenced by changing market conditions and investor psychology. The disciplined value investment approach that we follow has served both Osprey’s professionals and our longstanding clients extremely well in years past – through all types of markets. We have great confidence that it will continue do so in the future. In this light, we will also highlight some of the unique opportunities that we believe currently exist in the market and how we have positioned the Fund to capitalize on them.

During the summer, the stock market staged a powerful rally rising nearly 20% in a matter of weeks. Unfortunately, as the summer wore on, ongoing releases of economic data almost uniformly indicated that the economic recovery had slowed or had even begun to stall. Concerns over a possible double-dip recession coupled with ongoing headlines of corporate malfeasance, terrorist activities, and a build up of tensions in the Middle East (possibly leading to a war with Iraq) were more than sufficient to thwart the rally and send investors scrambling for cover.

As we have explicated in the past, we, at Osprey, are constantly reminding ourselves of the need to ignore the volatile short-term gyrations of the market which often only reflect the severe psychological mood swings of investors. Instead, we prefer to focus all of our attention on individual company valuations. Obviously, when fear and uncertainty grip the market, stock prices are driven lower, often to levels of extreme undervaluation. It is only during these infrequent times of utmost pessimism that unique opportunities to buy shares of high quality companies at extremely attractive prices present themselves. With interest rates at forty-one year lows, inflation almost nonexistent, and scores of companies trading at P/E ratios less than twelve times next year’s earnings estimates, we believe that this is one of those rare times. As we discuss later in more detail, the current environment of heightened investor risk aversion has resulted in a voracious appetite for safe-haven treasuries and hard-asset plays such as real estate. In our opinion, the current risk/reward characteristics of the various investment classes greatly favor increasing equity exposure and decreasing certain fixed income sectors and most other investment alternatives.

After consistently outperforming our large-cap value benchmark in each of the prior three years the current year is proving to be far more challenging. We are underperforming this year for reasons outlined below:

First, the investment climate this year has been extraordinarily punishing with individual stock volatility running six times higher than historical levels. This statistic measures the probability of an individual stock declining

(a)	Please refer to the inside back cover for index descriptions.
(b)
Total returns include the effect of reinvesting dividends. Performance numbers do not reflect a front-end sales charge or contingent deferred sales charge. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

30% or more than the market in any given month. At current readings of over six times the long run average, it is more than two standard deviations above what can be considered normal. It is, in our opinion, unsustainably high.

Second, earlier in the year, we clearly made some investment mistakes where even the low valuations (and the potential for outsized rewards) had not properly discounted the increasing balance sheet risks arising from mounting regulatory, political, rating agency and media pressures. Notwithstanding the two investments (WorldCom and Elan) we made that have involved fraud (where in an environment of lax checks and balances, dishonest management can easily rob even professional investors of their money), our other investment missteps have largely been due to the deleterious effects of a continued sluggish economy.

In summary, we have carefully and critically analyzed our investment decisions this year. We believe that the combination of improved market risk tolerance, reemphasis in the portfolio on individual company downside risk versus potential reward, and greater concentration of resources on our sell discipline will allow us to return to the high levels of investing success that have marked our history.

We have gone through an extensive review of the portfolio in order to assess and control additional downside risk. We believe the changes we have made over the past several months have substantially altered the risk/reward dynamics of the portfolio. We are currently invested in a number of well-capitalized companies where additional downside should prove limited even if current bear market conditions persist, but have significant appreciation potential from current levels.

Although our sector weightings appear somewhat neutral, within sectors we are more aggressively positioned to reap the benefits of increased economic activity. By way of example, we are just under the benchmark weight in the financial sector (comprised of banks, insurance companies, asset management companies, brokerage/investment banks, and specialty finance companies). However, within the financial sector we are underweight banks, but overweight property/casualty insurance companies and brokerage/investment banks.

Regional and super-regional banks have seen their earnings and share prices benefit from the large downward move in interest rates and the unprecedented, and unsustainable in our opinion, refinancing boom. Although we have benefited from this trend with our investments in Union Planters Corporation (sold), Regions Financial Corporation and National City Corporation (both close to upside sell targets), we are avoiding any new investments in banks given their currently inflated earnings and valuations.

Property/casualty insurance companies represent good value to us at current levels. Worries about asbestos litigation and low investment yields have weighed down this sector. However, we believe that ongoing significant increases in insurance premiums coupled with a desire for higher levels of coverage (especially in areas such as directors and officers liability) will lead earnings and, ultimately, share prices higher. Due to their underwriting skills, distribution and financial strength, Hartford Financial, Ace Ltd. and Travelers Property Casualty Corp should outperform in this environment.

Brokerage/investment banks stand to benefit both from an economic recovery as well as a return to normalcy in the financial markets. As headline issues like investment research conflicts and corporate accounting scandals move off the front pages, there will be a return to merger and acquisition activity, corporate financing, IPO’s and retail investor activity. Our investments in Goldman, Sachs & Co., Merrill Lynch and Citigroup should perform well as these activities increase.

Telecommunication stocks have been trounced this year. However, for some of the more dominant companies that are assured to be among the survivors, such as SBC Communications, Verizon and BellSouth, cash flow remains strong, dividend yields are high, and balance sheets relatively healthy. We regard the recent downgrades of several Wall Street analysts to rarified SELL recommendations as further confirmation that the group is washed out and institutionally under-owned. We have been adding to our holdings in this area in the last few months.

With the recent purchase of Supervalu, we have added to our existing exposure in food retailing and distribution. At the time of purchase Supervalu was trading at less than 7.5X next year’s earnings estimates, 1.3X book and had a dividend yield of 3.6%.

Other areas that look particularly promising where we have built meaningful positions are pharmaceuticals and technology. Both areas appear poised for a rebound once it is evident that the economy will continue to improve next year.

Finally, as previously noted, we fully expect to reap the benefits that our more concentrated approach should enjoy once the current environment of supernormal stock volatility and high equity risk premiums start to abate.

Sincerely,	Sincerely,

Jerome D. Fisher	Russell S. Tompkins
Managing Partner	Managing Partner
Osprey Partners Investment Management, LLC	Osprey Partners Investment Management, LLC
Portfolio Manager, Value Equity Fund	Portfolio Manager, Value Equity Fund

*
Average annual returns for Heritage Series Trust - Value Equity Fund Class A shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% and reinvestment of dividends. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*
Average annual returns for Heritage Series Trust - Value Equity Fund Class B and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes a contingent deferred sales charge for Class B shares (4% for the one year period and 2% for the life of Class B shares), and reinvestment of dividends for Class B and C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Heritage Series Trust—Aggressive Growth Fund
Investment Portfolio
October 31, 2002

Shares		Market Value
Common Stocks—87.0% (a)

Advertising—1.6%
75,000	Catalina Marketing Corporation*	$1,451,250

Apparel—3.2%
100,000	Coach, Inc.*	2,975,000

Commercial Services—1.0%

36,500	Valassis Communications, Inc.	941,700

Computers—3.5%
181,700	The BISYS Group, Inc.*	3,252,430

Electronics—6.3%
100,000	Gentex Corporation*	2,948,000
285,000	Vishay Intertechnology, Inc.*	2,935,500

		5,883,500

Entertainment—7.4%

290,000	Alliance Gaming Corporation*	4,860,400
245,000	Lions Gate Entertainment Corporation*	497,350
200,000	Scientific Games Corporation*	1,524,000

		6,881,750

Healthcare Products—9.7%
180,000	American Medical Systems Holdings, Inc.*	2,518,200
100,000	Boston Scientific Corporation*	3,763,000
35,000	Dentsply International Inc.	1,292,200
30,000	Varian Medical Systems Inc.	1,446,600

		9,020,000

Healthcare Services—8.5%
165,000	Laboratory Corporation of America Holdings*	3,976,500
115,000	Lincare Holdings, Inc.*	3,918,050

		7,894,550

Home Furnishings—0.8%
125,000	Applica Inc.	747,500

Insurance—8.2%
70,000	AMBAC Financial Group, Inc.	4,326,000
70,000	Brown & Brown, Inc.	2,128,000
39,000	Willis Group Holdings Ltd.*	1,193,400

		7,647,400

Shares		Market Value
Common Stocks (continued)

Internet—8.2%
205,000	Check Point Software Technologies Ltd.*	2,826,950
170,000	Ticketmaster*	4,012,000
50,000	TMP Worldwide Inc.*	774,000

		7,612,950

Leisure Time—4.6%
192,400	Multimedia Games, Inc.*	4,271,280

Lodging—1.1%
35,000	Mandalay Resort Group*	990,150

Mining—0.6%
67,500	Liquidmetal Technologies*	539,325

Oil & Gas Services—2.4%
75,000	Baker Hughes Inc.	2,178,750

Retail—8.6%
120,000	Copart, Inc.*	1,280,400
225,000	Genesco Inc.*	3,591,000
537,900	Main Street & Main, Inc.*	1,097,854
60,000	Outback Steakhouse, Inc.	2,043,000

		8,012,254

Software—7.5%
452,100	Datastream Systems, Inc.*	2,599,575
100,000	Dun & Bradstreet Corporation*	3,655,000
150,000	Eclipsys Corporation*	727,500

		6,982,075

Telecommunications—3.8%
120,000	EMS Technologies Inc*	1,681,200
110,000	UTStarcom, Inc.*	1,878,800

		3,560,000

Total Common Stocks (cost $76,355,444)		80,841,864

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Aggressive Growth Fund
Investment Portfolio
October 31, 2002
(continued)

Market Value
Repurchase Agreement—15.3% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 2002 @ 1.72% to be repurchased at $14,183,678 on November 1, 2002, collateralized by $11,945,000 United States Treasury Bonds, 6.625% due February 15, 2027, (market value $14,566,773 including interest) (cost $14,183,000)	$14,183,000

Total Investment Portfolio (cost $90,538,444) (b), 102.3% (a)	95,024,864
Other Assets and Liabilities, net, (2.3%) (a)	(2,102,983)

Net Assets, 100.0%	$92,921,881

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)
The aggregate identified cost for federal income tax purposes is $91,712,792. Market value includes net unrealized appreciation of $3,312,072 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $11,859,580 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $8,547,508.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Growth Equity Fund
Investment Portfolio
October 31, 2002

Shares		Market Value

Common Stocks—94.6% (a)

Aerospace/Defense—4.1%
32,550	General Dynamics Corporation	$ 2,575,682
78,100	Lockheed Martin Corporation	4,521,990
71,800	Raytheon Company	2,118,100

		9,215,772

Analog Semiconductors—1.8%
85,600	Linear Technology Corporation	2,365,981
52,350	Maxim Integrated Products	1,666,824

		4,032,805

Applications Software—9.0%
75,250	Intuit, Inc.*	3,906,980
303,250	Microsoft Corporation*	16,214,778

		20,121,758

Beverages—4.4%
83,950	Anheuser-Busch Companies, Inc.	4,429,202
113,500	The Coca-Cola Company	5,275,480

		9,704,682

Biotechnology—1.2%
56,900	Amgen Inc.*	2,649,264

Broadcasting Services/Programs—1.0%
58,450	Clear Channel Communications, Inc.*	2,165,573

Computers—2.9%
114,900	Brocade Communications Systems Inc.*	789,363
138,350	Dell Computer Corporation*	3,958,194
320,550	EMC Corporation	1,638,010

		6,385,567

Cosmetics/Personal Care—2.8%
53,000	Colgate-Palmolive Company	2,913,940
38,000	Procter & Gamble Company	3,361,100

		6,275,040

Diversified Manufacturer—6.8%
11,500	3M Company	1,459,810
374,300	General Electric Company	9,451,075
102,750	SPX Corporation	4,316,528

		15,227,413

Shares		Market Value

Common Stocks (continued)

Electronics—0.5%
87,550	Celestica, Inc.*	1,208,190

Financial Services—12.9%
83,900	American Express Company	3,051,443
173,333	Citigroup Inc.	6,404,654
32,200	Fannie Mae	2,152,892
145,100	Freddie Mac	8,935,258
54,600	Goldman Sachs Group, Inc.	3,909,360
80,550	Lehman Brothers Holdings, Inc.	4,290,899

		28,744,506

Healthcare Products—4.5%
62,800	Baxter International, Inc.	1,571,256
100,050	Johnson & Johnson	5,877,938
55,250	Medtronic, Inc.	2,475,200

		9,924,394

Healthcare Services—2.0%
43,600	HCA Inc.	1,896,164
8,750	Tenet Healthcare Corporation*	251,563
13,750	UnitedHealth Group Inc.	1,250,562
14,800	WellPoint Health Networks Inc.*	1,113,108

		4,511,397

Insurance—3.5%
46,450	AFLAC Inc.	1,413,938
46,687	American International Group, Inc.	2,920,272
28,500	Hartford Financial Services	1,125,750
8,250	Platinum Underwriters Holdings Ltd.*	207,075
156,516	Travelers Property Casualty Corporation, Class “A”*	2,076,967

		7,744,002

Leisure Time—0.7%
55,500	Carnival Corporation, Class “A”	1,449,660

Logic Semiconductors—3.6%
186,550	Intel Corporation	3,227,315
293,950	Texas Instruments Inc.	4,662,047

		7,889,362

Memory & Commodity Semiconductors—1.5%
436,425	Taiwan Semiconductor Manufacturing Company, Sponsored ADR*	3,412,844

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Growth Equity Fund
Investment Portfolio
October 31, 2002
(continued)

Shares		Market Value

Common Stocks (continued)

Multimedia—4.3%
53,000	Gannett Company	$ 4,024,290
155,300	The Walt Disney Company	2,593,510
67,600	Viacom, Inc. Class “B”*	3,015,636

		9,633,436

Oil & Gas—2.2%
53,750	Ensco International Inc.	1,453,400
48,100	Exxon Mobil Corporation	1,619,046
76,400	GlobalSantaFe Corporation	1,825,960

		4,898,406

Pharmaceuticals—10.1%
21,700	Abbott Laboratories	908,579
25,150	Eli Lilly & Company	1,395,825
7,250	Forest Laboratories, Inc., Class “A”*	710,428
88,800	Merck & Company, Inc.	4,816,512
288,950	Pfizer, Inc.	9,179,942
21,800	Pharmacia Corporation	937,400
135,250	Wyeth	4,530,875

		22,479,561

Retail—9.2%
301,850	Home Depot, Inc.	8,717,428
48,900	Target Corporation	1,472,868
190,950	Wal-Mart Stores, Inc.	10,225,372

		20,415,668

Semiconductor Equipment—0.3%
49,100	Applied Materials Inc.*	737,973

Software—3.1%
91,250	First Data Corporation	3,188,275
351,300	Oracle Corporation*	3,579,747

		6,768,022

Shares		Market Value

Common Stocks (continued)

Telecommunications—1.3%
249,650	Cisco Systems, Inc.*	2,791,087

Transportation—0.9%

33,000	United Parcel Service, Inc., Class “B”	1,980,330

Total Common Stocks (cost $199,527,922)		210,366,712

Repurchase Agreement—6.2% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 2002 @ 1.72% to be repurchased at $13,857,662 on November 1, 2002, collateralized by $11,670,000 United States Treasury Bonds, 6.625% due February 15, 2027, (market value $14,231,414 including interest) (cost $13,857,000)		13,857,000

Total Investment Portfolio (cost $213,384,922) (b), 100.8% (a)		224,223,712
Other Assets and Liabilities, net, (0.8%) (a)		(1,821,175)

Net Assets, 100.0%		$222,402,537

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)
The aggregate identified cost for federal income tax purposes is $228,892,674. Market value includes net unrealized depreciation of $4,668,962 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $3,194,701 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $7,863,663.

ADR	— American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund
Investment Portfolio
October 31, 2002

Shares		Market Value

Common Stocks—75.5% (a)

Australia—1.7%
29,908	BHP Billiton Ltd.	$ 160,829
9,560	News Corp Ltd.	56,449
27,680	WMC Ltd.	116,590

		333,868

Austria—2.7%
6,262	Erste Bank der Oesterreichischen Sparkassen AG	366,187
1,504	OMV AG	145,519

		511,706

Canada—3.6%
3,710	Canadian Natural Resources Ltd.	101,186
10,828	EnCana Corporation	315,449
4,219	Petro-Canada	117,016
2,133	Royal Bank of Canada	74,390
6,738	Suncor Energy Inc.	97,824

		705,865

Czech Republic—4.4%
13,310	Komercni Banka, AS*	841,609

Denmark—0.5%
6,646	Danske Bank AS	105,542

Finland—3.8%
17,580	Fortum Oyj	105,115
5,560	M-Real Oyj, Series “B”	40,937
14,670	Nokia Oyj	248,647
8,698	Stora Enso Oyj	90,260
7,902	UPM – Kymmene Corporation	255,763

		740,722

France—9.5%
4,671	Accor SA	165,496
12,560	Alcatel SA	62,562
4,012	Autoroutes du Sud de la France*	99,880
6,460	Bouygues SA	169,762
2,170	Carrefour SA	100,539
1,180	Groupe Danone	152,771
1,338	Lafarge SA	106,383
2,341	LVMH SA	104,876
1,995	Peugeot SA	84,466
2,435	Remy Cointreau	73,302
2,510	Total Fina Elf SA, Class “B”	345,056
3,630	Valeo SA	106,729
4,523	Vinci SA	252,112

		1,823,934

Shares		Market Value

Common Stocks (continued)

Germany—4.6%
471	Allianz AG	49,379
5,546	Bayerische Motoren Werke AG	197,594
3,842	Buderus AG	88,091
4,706	Continental AG*	67,299
4,388	Deutsche Telekom AG	50,002
4,435	Fraport AG*	90,511
2,485	K+S AG	46,540
1,311	Linde AG	50,038
266	Muenchener Rueckversicherungs AG	33,928
1,661	Stada Arzneimittel AG	60,081
2,167	Volkswagen AG	81,532
1,473	Wella AG	77,680

		892,675

Hong Kong—0.4%
42,000	Bank of East Asia	73,237

Indonesia—0.2%
488,500	Indofood Sukses Makmur Tbk PT	33,078

Ireland—0.7%
4,421	Allied Irish Banks PLC	62,044
2,878	Bank of Ireland	31,856
961	DePfa Bank PLC	44,325

		138,225

Italy—4.5%
9,495	Banco Popolare di Verona e Novara Scrl	113,545
92,756	Cassa di Risparmio di Firenze SPA	111,838
23,706	ENI-Ente Nazionale Idrocarburi SPA	328,469
17,918	Parmalat Finanziaria SPA	49,938
33,647	Snam Rete Gas	100,425
42,224	UniCredito Italiano SPA	158,574

		862,789

Japan—3.9%
31	Fuji Television Network Inc.	145,196
1,700	Honda Motor Company, Ltd.	60,791
1,000	Ito-Yokado Company, Ltd	31,116
5,000	Kao Corporation	114,039
11,000	Nissan Motor Company Ltd.	84,316
11,800	Nomura Securities Company, Ltd.	135,527
3,608	Shiseido Company, Ltd.	40,028
1,200	Takeda Chemical Industries Ltd.	49,754
7,000	Tokyo Broadcasting System Inc.	95,793

		756,560

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund
Investment Portfolio
October 31, 2002
(continued)

Shares		Market Value

Common Stocks (continued)

Netherlands—3.1%
2,742	Akzo Nobel NV	$81,840
2,731	Grolsch NV	52,955
570	Gucci Group NV	51,517
3,523	Heijmans NV	62,916
7,765	ING Groep NV	129,616
2,705	TNT Post Group NV	43,736
8,869	Vodafone Libertel NV*	67,054
4,831	Volker Wessels Stevin	97,877

		587,511

Norway—4.8%
18,355	DNB Holding ASA	84,441
5,351	Gjensidige NOR ASA*	165,788
5,315	Nordlandsbanken	32,079
3,514	Norsk Hydro ASA	135,031
11,702	Orkla ASA	185,203
3,360	Sparebanken Midt-Norge	81,118
5,134	Sparebanken Rogaland	150,113
5,445	Statoil ASA	39,436
14,461	Telenor Group ASA	51,398

		924,607

Poland—4.3%
3,200	Agora SA*	43,006
23,215	Bank Pekao SA*	554,784
10,010	Bank Zachodni WBK SA*	179,039
15,715	Telekomunikacja Polska SA*	53,678

		830,507

Portugal—0.4%
48,260	Electricidade de Portugal SA	73,451

Russia—0.9%
15,000	Sun Interbrew Ltd.*	72,640
2,200	Surgutneftegaz	39,600
3,000	Wimm-Bill-Dann Foods OJSC*	59,910

		172,150

Spain—1.8%
1,311	Acerinox SA	46,488
3,855	Aurea Concesiones de Infraestructuras SA	82,751
3,555	Grupo Dragados SA	51,331
3,155	Grupo Empresarial ENCE S.A.	43,965
2,965	Grupo Ferrovial SA	68,862
6,719	Vallehermoso SA	55,115

		348,512

Shares		Market Value

Common Stocks (continued)

Sweden—0.5%
3,154	Svenska Cellulosa AB, Class “B”	96,143

Switzerland—5.6%
16,712	Compagnie Financiere Richemont AG	287,963
172	Givaudan SA	71,826
1,188	Nestle SA	254,073
1,274	Novartis AG	48,467
1,456	Roche Holding AG	102,812
2,456	Swatch Group AG, Class “B”	199,978
1,034	Syngenta AG	61,380
1,235	UBS AG*	58,708

		1,085,207

United Kingdom—13.6%
9,312	Acambis PLC*	37,268
3,800	ARM Holdings PLC*	10,374
7,475	Associated British Foods PLC	68,013
27,224	BP PLC	174,499
7,742	Canary Wharf Group PLC*	45,388
11,029	Diageo PLC	124,230
6,738	Gallaher Group PLC	66,153
8,238	GlaxoSmithKline PLC	157,122
70,912	Hilton Group PLC	192,897
26,602	Pearson PLC	283,632
6,115	Reckitt Benckiser PLC	110,895
26,250	Regent Inns PLC	41,038
4,081	Royal Bank of Scotland Group PLC	95,956
7,333	SABMiller PLC	49,525
9,748	Scottish & Southern Energy PLC	96,619
18,002	Six Continents PLC	146,064
9,995	Standard Chartered PLC	116,255
35,611	Tesco PLC	110,371
22,355	Unilever PLC	220,701
294,918	Vodafone Group PLC	473,739

		2,620,739

Total Common Stocks (cost $15,738,250)		14,558,637

Preferred Stocks—1.8% (a)
Germany—1.8%
2,987	Henkel KGaA	189,108
141	Porsche AG	67,515
1,645	Volkswagen AG	45,115
924	Wella AG	48,582

Total Preferred Stocks (cost $166,609)		350,320

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund
Investment Portfolio
October 31, 2002
(continued)

Shares		Market Value

Other Investments—7.8% (a)

Ireland—3.1%
23,874	Euro STOXX 50 LDRS (b)	$ 595,057

Japan—2.8%
74,830	Nomura ETF (b)	529,689

Netherlands—0.3%
1,504	Rodamco Europe NV (c)	62,058

United States—1.6%
6,256	iShares S&P Europe 350 Index Fund (b)	299,350

Total Investment Companies (cost $1,583,385)		1,486,154

Total Investment Portfolio excluding repurchase agreement (cost $17,488,244)		16,395,111

Repurchase Agreement—13.9% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 2002 @ 1.72% to be repurchased at $2,675,128 on November 1, 2002, collateralized by $2,255,000 United States Treasury Bonds, 6.625% due February 15, 2027, (market value $2,749,943 including interest) (cost $2,675,000)		2,675,000

Total Investment Portfolio (cost $20,163,244) (d), 99.0% (a)		19,070,111
Other Assets and Liabilities, net, 1.0% (a)		189,480

Net Assets, 100.0%		$19,259,591

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	Exchange-traded funds.
(c)	Closed-end fund.
(d)
The aggregate identified cost for federal income tax purposes is $20,388,471. Market value includes net unrealized depreciation of $1,318,360 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $240,631 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $1,558,991.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund
Investment Portfolio
October 31, 2002
(continued)

Industry Diversification	Market Value	% of Net Assets
Agriculture	$ 66,153	0.3%
Apparel	51,517	0.3%
Auto Manufacturers	621,329	3.2%
Auto Parts & Equipment	174,028	0.9%
Banks	3,335,640	17.3%
Beverages	372,652	1.9%
Building Materials	194,474	1.0%
Chemicals	261,586	1.4%
Commercial Services	182,631	0.9%
Cosmetics/Personal Care	280,329	1.5%
Diversified Manufacturer	135,031	0.7%
Electric	170,070	0.9%
Engineering & Construction	843,409	4.4%
Entertainment	192,897	1.0%
Financial Services	552,255	2.9%
Food	1,234,597	6.4%
Forest Products & Paper	527,068	2.7%
Gas	100,425	0.5%
Household Products	300,003	1.6%
Insurance	212,923	1.1%
Iron/Steel	46,488	0.2%
Investment Companies	1,486,154	7.8%
Lodging	165,496	0.9%
Mining	277,419	1.4%
Multimedia	435,874	2.2%
Oil & Gas	1,809,169	9.4%
Pharmaceuticals	455,504	2.4%
Printing & Publishing	43,006	0.2%
Real Estate	100,503	0.5%
Retail	560,095	2.9%
Semiconductors	10,374	0.1%
Telecommunications	1,007,080	5.2%
Television, Cable & Radio	145,196	0.8%
Transportation	43,736	0.2%

Total Investments	$16,395,111	85.1%

Open Forward Foreign Currency Contracts
October 31, 2002

Contract To Deliver		In Exchange For		Delivery Date	Unrealized Appreciation (Depreciation)
CZK	15,500,000	USD	503,165	02/06/03	$6,396
USD	121,080	CZK	3,900,000	02/06/03	3,913
PLN	1,500,000	USD	347,222	02/03/03	(20,330)
PLN	200,000	USD	46,773	02/03/03	(2,234)
USD	119,875	PLN	500,000	02/03/03	2,642

Net Unrealized Depreciation					$(9,613)

CZK	— Czech Koruna
USD	— United States Dollar
PLN	— Polish Zloty

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Mid Cap Stock Fund
Investment Portfolio
October 31, 2002

Shares		Market Value

Common Stocks—93.9% (a)

Advertising—1.0%

166,335	Catalina Marketing Corporation*	$ 3,218,582

Aerospace/Defense—1.7%

86,530	Alliant Techsystems, Inc.*	5,204,780

Chemicals—2.6%

94,500	International Flavors & Fragrances Inc.	3,170,475
119,940	Valspar Corporation	5,009,894

		8,180,369

Commercial Services—12.4%

195,000	Arbitron Inc.	6,659,250
59,800	Corporate Executive Board Company*	1,984,762
80,600	Education Management Corporation*	2,958,020
257,925	First Health Group Corporation*	6,700,892
113,000	H&R Block, Inc.	5,014,940
472,750	Interactive Data Corporation*	6,864,330
146,700	Valassis Communications, Inc.	3,784,860
237,900	Watson Wyatt & Company Holdings*	4,698,525

		38,665,579

Computers—2.7%

82,000	Affiliated Computer Services Inc.*	3,776,100
264,500	The BISYS Group, Inc.*	4,734,550

		8,510,650

Cosmetics/Personal Care—0.7%

43,925	Alberto-Culver Company	2,267,408

Distribution/Wholesale—1.2%

113,500	Tech Data Corporation*	3,626,325

Diversified Manufacturer—3.5%

230,100	A.O. Smith Corporation	5,052,996
68,000	Danaher Corporation	3,933,800
61,500	Pentair Inc.	2,031,960

		11,018,756

Electronics—4.3%

94,500	Amphenol Corporation Class “A”*	3,638,250
117,950	Orbotech Ltd.	2,259,965
207,500	Tektronix, Inc.	3,666,525
369,650	Vishay Intertechnology, Inc.*	3,807,395

		13,372,135

Shares		Market Value

Common Stocks (continued)

Entertainment—4.7%

257,000	Alliance Gaming Corporation*	4,307,320
218,500	GTECH Holdings Corporation*	5,681,000
80,000	Penn National Gaming, Inc.*	1,654,400
400,085	Scientific Games Corporation*	3,048,648

		14,691,368

Environmental Control—2.7%

148,150	Stericycle Inc.*	4,933,395
94,000	Waste Connections Inc.*	3,438,520

		8,371,915

Financial Services—3.0%

170,000	Doral Financial Corporation	4,464,200
123,500	Federated Investors, Inc. Class “B”	3,309,800
49,260	Investment Technology Group Inc.	1,571,394

		9,345,394

Food—3.2%

310,000	Smithfield Foods, Inc.*	4,817,400
142,000	The J.M. Smucker Company	5,198,620

		10,016,020

Healthcare Products—7.8%

337,100	American Medical Systems Holdings, Inc.*	4,716,029
193,000	Apogent Technologies, Inc.*	3,508,740
140,000	Boston Scientific Corporation*	5,268,200
201,000	Edwards Lifesciences Corporation*	5,163,690
200,610	PSS World Medical, Inc.*	1,532,660
85,785	Varian Medical Systems Inc.	4,136,553

		24,325,872

Healthcare Services—2.5%
136,000	Laboratory Corporation of America Holdings*	3,277,600
228,950	Manor Care Inc.*	4,526,342

		7,803,942

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Mid Cap Stock Fund
Investment Portfolio
October 31, 2002
(continued)

Shares		Market Value

Common Stocks (continued)

Insurance—11.7%
97,500	AMBAC Financial Group, Inc.	$ 6,025,500
243,800	Brown & Brown, Inc.	7,411,520
255,000	CNA Surety Corporation	3,539,400
86,500	Mercury General Corporation	3,589,750
14,100	Platinum Underwriters Holdings Ltd.*	353,910
110,380	Protective Life Corporation	3,154,660
139,500	Radian Group Inc.	4,920,165
76,650	RenaissanceRe Holdings Ltd.	3,142,650
336,000	Travelers Property Casualty Corporation, Class “A”*	4,458,720

		36,596,275

Internet—2.5%
131,600	eSpeed, Inc.*	1,916,096
247,500	Ticketmaster*	5,841,000

		7,757,096

Leisure Time—1.1%
179,600	Sabre Holdings Corporation*	3,444,728

Lodging—0.4%
57,400	Kerzner International Ltd*	1,347,178

Oil & Gas Services—1.1%
110,500	BJ Services Company*	3,351,465

Packaging & Containers—3.6%
102,000	Ball Corporation	4,939,860
311,000	Pactiv Corporation*	6,170,240

		11,110,100

Pharmaceuticals—0.5%
36,500	Medicis Pharmaceutical*	1,675,350

Printing & Publishing—2.5%
273,500	Information Holdings Inc.*	4,129,850
161,000	John Wiley & Sons, Inc., Class “A”	3,538,780

		7,668,630

Retail—1.0%
137,205	Blockbuster Inc.	3,288,804

Savings & Loans —1.3%
141,500	New York Community Bancorp, Inc.	4,109,160

Semiconductor Equipment—0.6%
336,500	Mykrolis Corporation*	1,887,765

Shares		Market Value

Common Stocks (continued)

Software—5.3%
218,800	Dun & Bradstreet Corporation*	7,997,140
255,000	Global Payments Inc.	7,203,750
55,840	SEI Investments Company	1,490,370

		16,691,260

Telecommunications—3.2%
140,000	CenturyTel Inc.	3,966,200
159,400	Commonwealth Telephone Enterprises Inc.	5,885,048

		9,851,248

Televisions, Cable & Radio—1.9%
292,000	Saga Communications Inc., Class “A”*	5,927,600

Textiles—0.9%
37,250	Cintas Corporation	1,760,808
30,000	G&K Services, Inc.	963,630

		2,724,438

Transportation—2.3%
70,000	Expeditors International of Washington, Inc.	2,205,700
102,450	Landstar System, Inc.*	4,993,411

		7,199,111

Total Common Stocks (cost $302,586,066)		293,249,303

Repurchase Agreement—4.9% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 2002 @ 1.72% to be repurchased at $15,406,736 on November 1, 2002, collateralized by $15,406,000 United States Treasury Bonds, 6.625% due February 15, 2027, (market value $15,822,845 including interest) (cost $15,406,000)		15,406,000

Total Investment Portfolio (cost $317,992,066) (b), 98.8% (a)		308,655,303
Other Assets and Liabilities, net, 1.2% (a)		3,795,748

Net Assets, 100.0%		$312,451,051

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)
The aggregate identified cost for federal income tax purposes is $320,062,574. Market value includes net unrealized depreciation of $11,407,271 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $17,595,442 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $29,002,713.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Small Cap Stock Fund
Investment Portfolio
October 31, 2002

Shares		Market Value

Common Stocks—93.4% (a)

Advertising—0.6%
43,500	Catalina Marketing Corporation*	$ 841,725

Analog Semiconductors—0.3%
114,200	Cirrus Logic, Inc.*	376,860

Applications Software—3.1%
119,000	Barra Inc.*	4,270,910

Banks—6.7%
110,900	Capital Crossing Bank*	2,443,127
101,000	Investors Financial Services Corporation	3,097,670
70,000	North Fork Bancorporation	2,692,200
80,500	TrustCo Bank Corporation NY	859,016

		9,092,013

Biotechnology—0.7%
105,000	Serologicals Corporation*	1,011,150

Chemicals—1.1%
85,000	Spartech Corporation	1,551,250

Commercial Services—13.5%
142,500	Hall Kinion & Associates Inc.*	852,150
235,000	Hooper Holmes, Inc.	1,562,750
194,000	Interactive Data Corporation*	2,816,880
77,500	Iron Mountain Inc.*	2,186,275
114,900	Korn/Ferry International*	980,097
133,900	NCO Group, Inc.*	1,838,447
87,700	SOURCECORP, Inc.*	2,010,961
60,000	Spherion Corporation*	365,400
104,800	StarTek, Inc.*	2,528,824
171,000	Teletech Holdings Inc.*	1,019,160
115,000	Viad Corporation	2,233,300

		18,394,244

Computers—3.0%
93,000	Ceridian Corporation*	1,281,540
57,800	FactSet Research Systems Inc.	1,580,830
119,000	Jack Henry & Associates, Inc.	1,223,201

		4,085,571

Distribution/Wholesale—0.7%
31,200	SCP Pool Corporation*	889,200

Electric—1.1%
69,900	ALLETE Inc.	1,497,258

Shares		Market Value
Common Stocks (continued)

Electrical Components & Equipment—2.9%
96,000	Belden Inc.	1,329,600
39,100	General Cable Corporation	110,653
176,000	Rayovac Corporation*	2,481,600

		3,921,853

Electronics—3.3%
83,000	Coherent, Inc.*	1,466,610
87,500	Gentex Corporation*	2,579,500
45,000	OYO Geospace Corporation*	526,500

		4,572,610

Entertainment—4.5%
150,000	Alliance Gaming Corporation*	2,514,000
64,800	GTECH Holdings Corporation*	1,684,800
200,000	Magna Entertainment Corporation, Class A*	1,188,000
107,500	Scientific Games Corporation*	819,150

		6,205,950

Environmental Control—0.9%
102,500	IMCO Recycling, Inc.	568,875
20,000	Stericycle Inc.*	666,000

		1,234,875

Financial Services—2.1%
91,500	Investment Technology Group Inc.	2,918,850

Food—2.2%
80,000	Corn Products International, Inc.	2,357,600
24,000	Interstate Bakeries	597,840

		2,955,440

Healthcare Products—6.1%
84,200	American Medical Systems Holdings, Inc.*	1,177,958
95,000	Apogent Technologies, Inc.*	1,727,100
68,000	Edwards Lifesciences Corporation*	1,746,920
246,200	Sola International Inc.*	3,075,038
17,000	Zoll Medical Corporation*	551,650

		8,278,666

Healthcare Services—2.7%
28,700	American Medical Security Group, Inc.	352,436
100,000	Horizon Health Corporation*	1,750,000
38,000	Pediatrix Medical Group, Inc.*	1,520,000

		3,622,436

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Small Cap Stock Fund
Investment Portfolio
October 31, 2002
(continued)

Shares		Market Value
Common Stocks (continued)

Home Furnishings—1.3%
156,000	Applica Inc.	$ 932,880
99,700	Universal Electronics, Inc.*	782,645

		1,715,525

Insurance—0.9%
100,000	Presidential Life Corporation	1,230,000

Internet—1.9%
17,500	ProQuest Company*	338,975
148,800	TMP Worldwide Inc.*	2,303,424

		2,642,399

Investment Companies—1.6%
182,900	MCG Capital Corporation	2,147,246

Leisure Time—1.8%
110,000	Multimedia Games, Inc.*	2,442,000

Lodging—0.5%
45,400	Monarch Casino & Resort, Inc.*	619,710

Machinery—1.8%
127,400	Cognex Corporation*	2,415,504

Memory & Commodity Semiconductors—0.3%
157,200	Integrated Silicon Solutions Inc.*	443,304

Metal Fabricate/Hardware—1.3%
88,000	Kaydon Corporation	1,757,360

Miscellaneous Manufacturer—1.3%
319,500	Concord Camera Corporation*	1,747,665

Oil & Gas—1.7%
82,500	Patterson-UTI Energy, Inc.*	2,385,900

Pharmaceuticals—3.1%
10,000	Cima Labs Inc.*	233,600
3,500	KV Pharmaceutical Company, Class “A”*	59,500
38,000	Medicis Pharmaceutical*	1,744,200
65,000	Taro Pharmaceuticals Industries*	2,258,750

		4,296,050

Printing & Publishing—3.0%
184,200	John Wiley & Sons, Inc., Class “A”	4,048,716

Shares		Market Value
Common Stocks (continued)

Retail—5.2%
263,000	Cash America International, Inc.	2,353,850
112,100	Genesco Inc.*	1,789,116
50,000	MSC Industrial Direct Company, Inc.	648,000
105,300	Stage Stores Inc.*	2,275,533

		7,066,499

Savings & Loans—1.3%
43,000	BankAtlantic Bancorp, Inc.	400,760
41,000	Commercial Federal Corporation	953,250
25,000	Waypoint Financial Corporation	427,250

		1,781,260

Semiconductor Equipment—1.3%
333,000	Axcelis Technologies, Inc.*	1,791,540

Software—2.6%
74,500	Avid Technology, Inc.*	1,049,705
238,500	Datastream Systems, Inc.*	1,371,375
192,200	Eclipsys Corporation*	932,170
20,700	Per-Se Technologies, Inc.*	175,950

		3,529,200

Telecommunications—3.6%
42,925	Aeroflex, Inc.*	248,535
105,000	Commscope, Inc.*	824,250
115,000	EMS Technologies Inc*	1,611,150
147,000	Plantronics, Inc.*	2,202,060

		4,885,995

Transportation—3.5%
195,000	Kansas City Southern Industries, Inc.	2,730,000
26,600	Landstar System, Inc.*	1,296,484
60,000	Pacer International, Inc.*	708,000

		4,734,484

Total Common Stocks (cost $127,150,999)		127,401,218

Principal Amount		Market Value

Convertible Bonds—0.1% (a)

Healthcare Products—0.1%
$1,000,000	Angeion Corporation, 7.5%, 04/15/03 (b)	$100,000

Total Convertible Bonds (cost $1,000,000)		100,000

Total Investment Portfolio excluding repurchase agreement (cost $128,150,999)		127,501,218

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Small Cap Stock Fund
Investment Portfolio
October 31, 2002
(continued)

Market Value

Repurchase Agreement—7.2% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 2002 @ 1.72% to be repurchased at $9,822,469 on November 1, 2002, collateralized by $8,275,000 United States Treasury Bonds, 6.625% due February 15, 2027, (market value $10,091,256 including interest) (cost $9,822,000)	$9,822,000

Total Investment Portfolio (cost $137,972,999) (c), 100.7% (a)	137,323,218
Other Assets and Liabilities, net, (0.7%) (a)	(890,521)

Net Assets, 100.0%	$136,432,697

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	Illiquid securities are fair valued according to procedures adopted by the Board of Trustees.
(c)
The aggregate identified cost for federal income tax purposes is $140,206,080. Market value includes net unrealized depreciation of $2,882,862 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $24,818,157 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $27,701,019.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Technology Fund
Investment Portfolio
October 31, 2002

Shares		Market Value

Common Stocks—98.3% (a)

Aerospace/Defense—13.2%
10,000	General Dynamics Corporation	$ 791,300
25,000	MTC Technologies, Inc.*	612,250
8,000	Northrop Grumman Corporation	825,040
30,000	Raytheon Company	885,000

		3,113,590

Applications Software—8.4%
96,200	Citrix Systems Inc.*	726,310
5,500	Microsoft Corporation*	294,085
300,000	Parametric Technology Corporation*	693,000
85,000	Roxio, Inc.*	260,185

		1,973,580

Communication Semiconductors—2.9%
135,000	Triquint Semiconductor, Inc.*	681,750

Computers—12.7%
15,000	Anteon International Corporation*	345,000
60,000	Cadence Design Systems, Inc.*	607,800
20,000	Diebold Inc.	713,000
200	Magma Design Automation, Inc.*	1,706
100,000	McData Corporation, Class B*	665,000
25,000	Perot Systems Corporation*	266,000
7,500	Storage Technology Corporation*	132,600
14,800	The BISYS Group, Inc.*	264,920

		2,996,026

Electrical Components & Equipment—3.1%
55,000	American Power Conversion Corporation*	710,600
2,500	Power-One, Inc.*	13,452

		724,052

Electronics—3.2%
83,300	Merix Corporation*	750,533

Financial Services—0.1%
2,500	Ameritrade Holding Corporation*	11,300

Shares		Market Value

Common Stocks (continued)

Internet—15.8%
203,000	Braun Consulting, Inc.*	148,190
40,000	Centillium Communications, Inc.*	121,600
65,000	DoubleClick Inc.*	455,000
167,300	E.piphany, Inc.*	669,200
95,600	Interwoven Inc.*	187,280
20,000	Symantec Corporation*	800,000
750,000	Vignette Corporation*	795,000
87,500	WebMD Corporation*	552,125

		3,728,395

Logic Semiconductors—8.3%
18,000	Intel Corporation*	311,400
50,000	Intersil Holding Corporation*	849,500
50,000	Texas Instruments Inc.*	793,000

		1,953,900

Memory & Commodity Semiconductors—5.9%
55,000	Fairchild Semiconductor International Inc., Class “A”*	654,500
75,000	Integrated Device Technology Inc.*	740,776

		1,395,276

Semiconductor Equipment—1.8%
35,000	Teradyne, Inc.*	423,850

Software—10.2%
30,000	Activision, Inc.*	615,000
61,500	Altiris, Inc.*	795,195
90,000	BEA Systems Inc.*	728,010
110,200	Micromuse, Inc.*	253,460

		2,391,665

Telecommunications—12.7%
100,000	3Com Corporation*	421,900
100,000	Adaptec, Inc.*	596,000
100,000	Crown Castle International Corporation*	350,000
300,000	JDS Uniphase Corporation*	672,300
100,000	Sycamore Networks Inc.*	250,000
90,000	Tellabs, Inc.*	691,200

		2,981,400

Total Common Stocks (cost $24,006,269)		23,125,317

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Technology Fund
Investment Portfolio
October 31, 2002
(continued)

Market Value

Repurchase Agreement—21.3% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 2002 @ 1.72% to be repurchased at $5,000,239 on November 1, 2002, collateralized by $4,215,000 United States Treasury Bonds, 6.625% due February 15, 2027, (market value $5,140,138 including interest) (cost $5,000,000)
$ 5,000,000

Total Investment Portfolio (cost $29,006,269) (b), 119.6% (a)	28,125,317
Other Assets and Liabilities, net, (19.6%) (a)	(4,605,716)

Net Assets, 100.0%	$23,519,601

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)
The aggregate identified cost for federal income tax purposes is $35,424,633. Market value includes net unrealized depreciation of $7,299,316 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $2,105,850 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $9,405,166.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Value Equity Fund
Investment Portfolio
October 31, 2002

Shares		Market Value

Common Stocks—97.2% (a)

Aerospace/Defense—2.1%
15,600	Boeing Company	$ 464,100

Apparel—2.6%
16,400	Jones Apparel Group Inc.*	568,096

Banks—12.1%
26,900	Mellon Financial Corporation	761,001
17,400	National City Corporation	472,062
20,200	Regions Financial Corporation	684,174
14,300	Wells Fargo & Company	721,721

		2,638,958

Broadcasting Services/Programs—2.5%
15,000	Clear Channel Communications, Inc.*	555,750

Chemicals—3.0%
25,100	Dow Chemical Company	652,349

Computers—6.1%
55,552	Hewlett-Packard Company	877,722
20,200	NCR Corporation*	449,248

		1,326,970

Cosmetics/Personal Care—2.2%
9,500	Kimberly-Clark Corporation	489,250

Electric—3.0%
11,100	FPL Group, Inc.	654,678

Electrical Components & Equipment—2.8%
12,600	Emerson Electric Company	607,068

Electronics—1.9%
32,300	Arrow Electronics Inc.	424,099

Financial Services—12.2%
25,500	Citigroup Inc.	942,225
8,200	Goldman Sachs Group, Inc.	587,120
30,250	MBNA Corporation	614,378
13,800	Merrill Lynch & Company, Inc.	523,710

		2,667,433

Food—4.3%
22,600	Safeway Inc.*	522,060
25,200	SUPERVALU, Inc.	423,360

		945,420

Shares		Market Value

Common Stocks (continued)

Insurance—6.5%
18,200	ACE Ltd.	559,650
10,300	Hartford Financial Services	406,850
5,000	MBIA Inc.	218,250
14,510	Travelers Property Casualty Corporation, Class “A”*	192,548
2,281	Travelers Property Casualty Corporation, Class “B”*	30,839

		1,408,137

Mining—4.9%
20,800	Alcoa Inc.	458,848
8,400	Rio Tinto PLC, Sponsored ADR	611,604

		1,070,452

Oil & Gas—9.8%
10,600	Chevron Texaco Corporation	716,878
17,723	ConocoPhillips	859,566
26,100	Transocean Sedco Forex Inc.	573,678

		2,150,122

Pharmaceuticals—3.5%
14,200	Merck & Company, Inc.	770,208

Retail—5.1%
20,300	CVS Corporation	562,919
30,800	McDonald’s Corporation	557,788

		1,120,707

Telecommunications—10.7%
12,400	ALLtel Corporation	616,404
22,600	BellSouth Corporation	590,990
23,000	SBC Communications, Inc.	590,180
14,348	Verizon Communications Inc.	541,780

		2,339,354

Transportation—1.9%
12,900	CNF, Inc.	415,250

Total Common Stocks (cost $24,522,626)		21,268,401

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Value Equity Fund
Investment Portfolio
October 31, 2002
(continued)

Market Value

Repurchase Agreement—1.2% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 2002 @ 1.72% to be repurchased at $254,012 on November 1, 2002, collateralized by $215,000 United States Treasury Bonds, 6.625% due February 15, 2027, (market value $262,190 including interest) (cost $254,000)
$ 254,000

Total Investment Portfolio (cost $24,776,626) (b), 98.4% (a)	21,522,401
Other Assets and Liabilities, net 1.6% (a)	349,894

Net Assets, 100.0%	$21,872,295

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)
The aggregate identified cost for federal income tax purposes is $24,876,558. Market value includes net unrealized depreciation of $3,354,157 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $715,083 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $4,069,240.

ADR	— American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust
Statements of Assets and Liabilities
October 31, 2002

	Aggressive Growth Fund	Growth Equity Fund	International Equity Fund	Mid Cap Stock Fund
Assets

Investments, at market value (identified cost $76,355,444, $199,527,922, $17,488,244 and $302,586,066, respectively)	$80,841,864	$210,366,712	$16,395,111	$293,249,303
Repurchase agreement, at market value (identified cost is the same as market value)	14,183,000	13,857,000	2,675,000	15,406,000
Cash	921	543	882	775
Foreign currency (cost $685,569)	—	—	682,379	—
Receivables:
Investments sold	299,560	3,040,429	1,623,583	10,351,984
Fund shares sold	287,149	831,893	402,684	1,871,885
Dividends and interest	8,153	117,587	16,058	42,722
Foreign taxes recoverable	—	—	22,769	—
Deferred state qualification expenses	15,384	8,634	10,094	20,817
Prepaid insurance	1,340	1,914	612	1,369

Total assets	$95,637,371	$228,224,712	$21,829,172	$320,944,855

Liabilities

Payables:
Investments purchased	$2,314,471	$4,906,614	$1,462,576	$7,088,227
Fund shares redeemed	235,226	593,258	1,030,415	954,883
Accrued management fee	67,222	136,615	7,023	193,962
Accrued distribution fees	50,313	110,689	11,363	150,751
Accrued shareholder servicing fee	11,600	24,000	3,033	33,000
Accrued fund accounting fee	4,500	4,800	11,200	4,700
Unrealized depreciation of forward currency contracts	—	—	9,613	—
Other accrued expenses	32,158	46,199	34,358	68,281

Total liabilities	2,715,490	5,822,175	2,569,581	8,493,804

Net assets, at market value	$92,921,881	$222,402,537	$19,259,591	$312,451,051

Net Assets

Net assets consist of:
Paid-in capital	$104,199,879	$351,268,677	$29,419,787	$371,162,361
Accumulated net investment loss	—	—	(7,523)	—
Accumulated net realized loss	(15,764,418)	(139,704,930)	(9,049,042)	(49,374,547)
Net unrealized appreciation (depreciation) on investments and other assets and liabilities denominated in foreign currencies	4,486,420	10,838,790	(1,103,631)	(9,336,763)

Net assets, at market value	$92,921,881	$222,402,537	$19,259,591	$312,451,051

Net assets, at market value
Class A shares	$41,179,957	$117,402,261	$7,217,150	$173,989,176
Class B shares	15,680,193	26,520,309	636,297	38,911,667
Class C shares	36,061,731	78,479,967	11,406,144	99,550,208

Total	$92,921,881	$222,402,537	$19,259,591	$312,451,051

Shares of beneficial interest outstanding
Class A shares	2,261,857	5,292,262	491,470	9,670,917
Class B shares	892,450	1,276,745	45,656	2,261,021
Class C shares	2,052,367	3,779,380	818,499	5,782,527

Total	5,206,674	10,348,387	1,355,625	17,714,465

Net Asset Value—offering and redemption price per share
Class A shares	$18.21	$22.18	$14.68	$17.99

Maximum offering price per Class A share (100/95.25 of $18.21, $22.18, $14.68 and $17.99), respectively	$19.12	$23.29	$15.41	$18.89

Class B shares	$17.57	$20.77	$13.94	$17.21

Class C shares	$17.57	$20.77	$13.94	$17.22

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust
Statements of Assets and Liabilities
October 31, 2002
(continued)

	Small Cap Stock Fund	Technology Fund	Value Equity Fund
Assets

Investments, at market value (identified cost $128,150,999, $24,006,269, and $24,522,626, respectively)	$127,501,218	$23,125,317	$21,268,401
Repurchase agreement, at market value (identified cost is the same as market value)	9,822,000	5,000,000	254,000
Cash	840	428,761	823
Receivables:
Investments sold	516,709	1,774,864	337,087
Fund shares sold	210,249	42,150	72,472
Dividends and interest	23,412	239	38,086
Deferred state qualification expenses	9,773	15,357	11,227
Prepaid insurance	1,835	1,021	684

Total assets	$138,086,036	$30,387,709	$21,982,780

Liabilities

Payables:
Investments purchased	$978,604	$6,712,353	$39,820
Fund shares redeemed	519,682	91,314	17,510
Accrued management fee	37,231	10,560	10,793
Accrued distribution fees	61,445	12,188	11,909
Accrued shareholder servicing fee	16,000	7,800	2,800
Accrued fund accounting fee	4,700	3,800	3,600
Other accrued expenses	35,677	30,093	24,053

Total liabilities	1,653,339	6,868,108	110,485

Net assets, at market value	$136,432,697	$23,519,601	$21,872,295

Net Assets

Net assets consist of:
Paid-in capital	$142,126,373	$110,090,551	$31,061,307
Undistributed net investment income	—	—	45,963
Accumulated net realized loss	(5,043,895)	(85,689,998)	(5,980,750)
Net unrealized depreciation on investments	(649,781)	(880,952)	(3,254,225)

Net assets, at market value	$136,432,697	$23,519,601	$21,872,295

Net assets, at market value
Class A shares	$83,223,068	$11,449,275	$9,692,735
Class B shares	10,457,860	4,599,159	1,821,677
Class C shares	42,751,769	7,471,167	10,357,883

Total	$136,432,697	$23,519,601	$21,872,295

Shares of beneficial interest outstanding
Class A shares	3,897,011	2,591,308	721,505
Class B shares	523,186	1,065,462	138,507
Class C shares	2,137,734	1,731,135	787,305

Total	6,557,931	5,387,905	1,647,317

Net Asset Value—offering and redemption price per share
Class A shares	$21.36	$4.42	$13.43

Maximum offering price per Class A share (100/95.25 of $21.36, $4.42 and $13.43), respectively.	$22.43	$4.64	$14.10

Class B shares	$19.99	$4.32	$13.15

Class C shares	$20.00	$4.32	$13.16

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust
Statements of Operations
For the Fiscal Year Ended October 31, 2002

	Aggressive Growth Fund	Growth Equity Fund	International Equity Fund	Mid Cap Stock Fund	Small Cap Stock Fund	Technology Fund	Value Equity Fund
Investment Income

Income:
Dividends	$103,273	$1,995,276	$262,807 (a)	$767,406	$2,059,982	$12,175	$559,316
Interest	234,191	134,991	11,007	239,962	187,286	25,971	27,259

Total income	337,464	2,130,267	273,814	1,007,368	2,247,268	38,146	586,575
Expenses:
Management fee	901,670	1,809,957	203,268	1,985,453	1,351,569	395,073	214,167
Distribution fee (Class A)	120,843	273,232	12,438	370,863	251,754	48,832	32,270
Distribution fee (Class B)	177,239	377,608	5,297	325,880	118,244	77,360	23,323
Distribution fee (Class C)	374,951	942,740	67,772	804,741	510,167	122,384	133,153
Distribution fee (Eagle)	—	—	80,446	—	—	—	—
Shareholder servicing fees	133,042	321,465	38,278	337,410	193,160	133,652	41,659
Custodian fee	26,109	47,051	119,030 (b)	46,559	31,414	32,215	14,901
Fund accounting fee	55,009	56,489	— (b)	58,350	58,268	45,674	45,221
Professional fees	34,301	33,347	60,218	33,901	34,337	33,987	33,737
State qualification expenses	39,612	46,424	49,351	95,780	45,858	38,397	34,541
Reports to shareholders	29,321	53,153	26,080	59,154	38,260	27,187	17,917
Trustees’ fees and expenses	12,393	12,393	12,393	12,393	12,393	12,393	12,393
Other	18,762	36,540	4,114	39,220	9,823	6,841	5,158

Total expenses before waiver	1,923,252	4,010,399	678,685	4,169,704	2,655,247	973,995	608,440
Fees waived by Manager	—	—	(194,088)	—	(57,887)	(172,316)	(77,027)

Total expenses after waiver	1,923,252	4,010,399	484,597	4,169,704	2,597,360	801,679	531,413

Net investment income (loss)	(1,585,788)	(1,880,132)	(210,783)	(3,162,336)	(350,092)	(763,533)	55,162

Realized and Unrealized Gain (Loss) on Investments

Net realized loss from investment transactions	(645,774)	(53,831,069)	(3,789,910)	(49,117,839)	(1,334,560)	(9,995,523)	(5,828,480)
Net realized loss from foreign currency transactions	—	—	(8,813)	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the fiscal year	(346,355)	4,447,181	1,322,383	(14,621,570)	(12,006,178)	(2,157,617)	(345,920)
Net unrealized depreciation from foreign currency during the fiscal year	—	—	(10,498)	—	—	—	—

Net loss on investments	(992,129)	(49,383,888)	(2,486,838)	(63,739,409)	(13,340,738)	(12,153,140)	(6,174,400)

Net decrease in net assets resulting from operations	$(2,577,917)	$(51,264,020)	$(2,697,621)	$(66,901,745)	$(13,690,830)	$(12,916,673)	$(6,119,238)

(a)	Net of $35,537 foreign withholding taxes.
(b)	State Street Bank is the custodian and fund accountant for the International Equity Fund.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust
Statements of Changes in Net Assets

	For the Fiscal Years Ended
Aggressive Growth Fund	October 31, 2002	October 31, 2001
Increase (decrease) in net assets:
Operations:
Net investment loss	$(1,585,788)	$(979,459)
Net realized loss from investment transactions	(645,774)	(11,712,915)
Net unrealized depreciation of investments during the fiscal year	(346,355)	(13,576,829)

Net decrease in net assets resulting from operations	(2,577,917)	(26,269,203)
Distributions to shareholders from:
Net realized gains Class A shares, ($3.53 per share)	—	(6,420,571)
Net realized gains Class B shares, ($3.53 per share)	—	(2,513,198)
Net realized gains Class C shares, ($3.53 per share)	—	(5,059,533)

Net distributions to shareholders	—	(13,993,302)
Increase in net assets from Fund share transactions	13,372,898	15,837,223

Increase (decrease) in net assets	10,794,981	(24,425,282)
Net assets, beginning of fiscal year	82,126,900	106,552,182

Net assets, end of fiscal year	$92,921,881	$82,126,900

	For the Fiscal Years Ended
Growth Equity Fund	October 31, 2002	October 31, 2001
Decrease in net assets:
Operations:
Net investment loss	$(1,880,132)	$(2,556,428)
Net realized loss from investment transactions	(53,831,069)	(76,078,372)
Net realized gains from covered call options written	—	304,989
Net unrealized appreciation (depreciation) of investments during the fiscal year	4,447,181	(37,991,220)

Net decrease in net assets resulting from operations	(51,264,020)	(116,321,031)
Distributions to shareholders from:
Net realized gains Class A shares, ($8.61 per share)	—	(22,458,987)
Net realized gains Class B shares, ($8.61 per share)	—	(8,155,442)
Net realized gains Class C shares, ($8.61 per share)	—	(25,200,057)

Net distributions to shareholders	—	(55,814,486)
Increase in net assets from Fund share transactions	48,455,056	76,887,805

Decrease in net assets	(2,808,964)	(95,247,712)
Net assets, beginning of fiscal year	225,211,501	320,459,213

Net assets, end of fiscal year	$222,402,537	$225,211,501

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust
Statements of Changes in Net Assets

	For the Fiscal Years Ended
International Equity Fund	October 31, 2002	October 31, 2001
Decrease in net assets:
Operations:
Net investment loss	$(210,783)	$(400,616)
Net realized loss from investment transactions	(3,789,910)	(5,058,278)
Net realized gain (loss) from foreign currency transactions	(8,813)	47,949
Net unrealized appreciation (depreciation) of investments during the fiscal year	1,322,383	(7,253,122)
Net unrealized appreciation (depreciation) from other assets and liabilities denominated in foreign currrency during the fiscal year	(10,498)	794

Net decrease in net assets resulting from operations	(2,697,621)	(12,663,273)
Distributions to shareholders from:
Net realized gains Class A shares, ($2.31 per share)	—	(663,491)
Net realized gains Class B shares, ($2.31 per share)	—	(66,547)
Net realized gains Class C shares, ($2.31 per share)	—	(701,434)
Net realized gains Eagle Class shares, ($2.31 per share)	—	(2,255,643)

Net distributions to shareholders	—	(3,687,115)
Decrease in net assets from Fund share transactions	(2,322,059)	(5,318,047)

Decrease in net assets	(5,019,680)	(21,668,435)
Net assets, beginning of fiscal year	24,279,271	45,947,706

Net assets, end of fiscal year (including accumulated net investment loss of $7,523 for the fiscal year ended October 31, 2002)	$19,259,591	$24,279,271

	For the Fiscal Years Ended
Mid Cap Stock Fund	October 31, 2002	October 31, 2001
Increase in net assets:
Operations:
Net investment loss	$(3,162,336)	$(813,391)
Net realized gain (loss) from investment transactions	(49,117,839)	4,509,069
Net unrealized depreciation of investments during the fiscal year	(14,621,570)	(1,452,645)

Net increase (decrease) in net assets resulting from operations	(66,901,745)	2,243,033
Distributions to shareholders from:
Net realized gains Class A shares, ($0.59 and $4.11 per share, respectively)	(1,962,849)	(4,133,049)
Net realized gains Class B shares, ($0.59 and $4.11 per share, respectively)	(504,360)	(818,470)
Net realized gains Class C shares, ($0.59 and $4.11 per share, respectively)	(1,119,854)	(2,277,241)

Net distributions to shareholders	(3,587,063)	(7,228,760)
Increase in net assets from Fund share transactions	282,365,497	66,382,441

Increase in net assets	211,876,689	61,396,714
Net assets, beginning of fiscal year	100,574,362	39,177,648

Net assets, end of fiscal year	$312,451,051	$100,574,362

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust
Statements of Changes in Net Assets

	For the Fiscal Years Ended
Small Cap Stock Fund	October 31, 2002	October 31, 2001
Decrease in net assets:
Operations:
Net investment loss	$(350,092)	$(1,114,259)
Net realized gain (loss) from investment transactions	(1,334,560)	6,580,253
Net unrealized depreciation of investments during the fiscal year	(12,006,178)	(16,191,164)

Net decrease in net assets resulting from operations	(13,690,830)	(10,725,170)
Distributions to shareholders from:
Net realized gains Class A shares, ($1.59 and $2.95 per share, respectively)	(5,945,476)	(10,637,933)
Net realized gains Class B shares, ($1.59 and $2.95 per share, respectively)	(682,221)	(1,102,174)
Net realized gains Class C shares, ($1.59 and $2.95 per share, respectively)	(3,058,749)	(5,296,167)

Net distributions to shareholders	(9,686,446)	(17,036,274)
Increase in net assets from Fund share transactions	13,301,401	5,763,940

Decrease in net assets	(10,075,875)	(21,997,504)
Net assets, beginning of fiscal year	146,508,572	168,506,076

Net assets, end of fiscal year	$136,432,697	$146,508,572

	For the Fiscal Years Ended
Technology Fund	October 31, 2002	October 31, 2001
Decrease in net assets:
Operations:
Net investment loss	$(763,533)	$(1,265,034)
Net realized loss from investment transactions	(9,995,523)	(63,624,902)
Net unrealized depreciation of investments during the fiscal year	(2,157,617)	(10,446,824)

Net decrease in net assets resulting from operations	(12,916,673)	(75,336,760)
Distributions to shareholders from:
Net realized gains Class A shares, ($0.96 per share)	—	(3,529,304)
Net realized gains Class B shares, ($0.96 per share)	—	(1,341,566)
Net realized gains Class C shares, ($0.96 per share)	—	(2,274,025)

Net distributions to shareholders	—	(7,144,895)
Decrease in net assets from Fund share transactions	(9,830,781)	(67,309)

Decrease in net assets	(22,747,454)	(82,548,964)
Net assets, beginning of fiscal year	46,267,055	128,816,019

Net assets, end of fiscal year	$23,519,601	$46,267,055

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust
Statements of Changes in Net Assets

	For the Fiscal Years Ended
Value Equity Fund	October 31, 2002	October 31, 2001
Increase (decrease) in net assets:
Operations:
Net investment income	$55,162	$161,312
Net realized loss from investment transactions	(5,828,480)	(39,972)
Net unrealized depreciation of investments during the fiscal year	(345,920)	(4,458,811)

Net decrease in net assets resulting from operations	(6,119,238)	(4,337,471)
Distributions to shareholders from:
Net investment income Class A shares, ($0.07 and $0.30 per share, respectively)	(56,999)	(182,887)
Net investment income Class B shares, ($0.16 per share)	—	(7,769)
Net investment income Class C shares, ($0.16 per share)	—	(92,328)
Net realized gains Class A shares, ($0.97 per share)	—	(594,015)
Net realized gains Class B shares, ($0.97 per share)	—	(47,926)
Net realized gains Class C shares, ($0.97 per share)	—	(569,562)

Net distributions to shareholders	(56,999)	(1,494,487)
Increase (decrease) in net assets from Fund share transactions	(826,683)	9,205,292

Increase (decrease) in net assets	(7,002,920)	3,373,334
Net assets, beginning of fiscal year	28,875,215	25,501,881

Net assets, end of fiscal year (including undistributed net investment income of $45,963 and $47,800, respectively)	$21,872,295	$28,875,215

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Aggressive Growth Fund
Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares *							Class B Shares *							Class C Shares *
	For the Fiscal Years Ended October 31							For the Fiscal Years Ended October 31							For the Fiscal Years Ended October 31
	2002	2001	2000		1999	1998†		2002	2001	2000		1999	1998†		2002	2001	2000		1999	1998†
Net asset value, beginning of fiscal year	$17.98	$27.46	$20.80		$15.35	$14.29		$17.48	$26.98	$20.61		$15.33	$14.29		$17.48	$26.98	$20.61		$15.33	$14.29

Income from Investment Operations:
Net investment loss	(0.23)	(0.13)	(0.24	)(a)	(0.15)	—		(0.37)	(0.28)	(0.43	)(a)	(0.29)	(0.03)		(0.37)	(0.28)	(0.43	)(a)	(0.29)	(0.03)
Net realized and unrealized gain (loss) on investments	0.46	(5.82)	9.10		5.60	1.06		0.46	(5.69)	9.00		5.57	1.07		0.46	(5.69)	9.00		5.57	1.07

Total from Investment Operations	0.23	(5.95)	8.86		5.45	1.06		0.09	(5.97)	8.57		5.28	1.04		0.09	(5.97)	8.57		5.28	1.04

Less Distributions:
Distributions from net realized gains	—	(3.53)	(2.20)		—	—		—	(3.53)	(2.20)		—	—		—	(3.53)	(2.20)		—	—

Net asset value, end of fiscal year	$18.21	$17.98	$27.46		$20.80	$15.35		$17.57	$17.48	$26.98		$20.61	$15.33		$17.57	$17.48	$26.98		$20.61	$15.33

Total Return (%) (b)	1.28	(23.66)	44.87		35.50	7.42	(c)	0.51	(24.23)	43.80		34.44	7.28	(c)	0.51	(24.23)	43.80		34.44	7.28	(c)

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived/recovered (%)	1.45	1.47	1.57	(a)	1.65	1.65	(d)	2.20	2.22	2.32	(a)	2.40	2.40	(d)	2.20	2.22	2.32	(a)	2.40	2.40	(d)
Without expenses waived/recovered (%)	1.45	1.47	1.48		1.79	3.64	(d)	2.20	2.22	2.23		2.54	4.39	(d)	2.20	2.22	2.22		2.54	4.39	(d)
Net investment gain (loss) to average daily net assets (%)	(1.13)	(0.63)	(0.88)		(0.78)	0.08	(d)	(1.88)	(1.39)	(1.64)		(1.53)	(0.77	)(d)	(1.88)	(1.39)	(1.62)		(1.53)	(0.71	)(d)
Portfolio turnover rate (%)	201	249	252		195	34		201	249	252		195	34		201	249	252		195	34
Net assets, end of fiscal year ($ millions)	41	38	50		27	11		16	15	19		10	4		36	30	38		16	3

*	Per share amounts have been calculated using the monthly average share method.
†	For the period August 20, 1998 (commencement of operations) to October 31, 1998.
(a)	The fiscal year ended October 31, 2000 includes payment of previously waived management fees to the Manager for Class A, B and C shares.
(b)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Growth Equity Fund
Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares *					Class B Shares *						Class C Shares *
	For the Years Ended October 31					For the Years Ended October 31						For the Years Ended October 31
	2002	2001	2000	1999	1998	2002	2001	2000	1999	1998†		2002	2001	2000	1999	1998
Net asset value, beginning of fiscal year	$27.20	$50.91	$43.44	$28.82	$23.77	$25.66	$48.87	$42.17	$28.18	$24.33		$25.65	$48.86	$42.15	$28.18	$23.42

Income from Investment Operations:
Net investment loss	(0.10)	(0.18)	(0.39)	(0.20)	(0.11)	(0.28)	(0.40)	(0.77)	(0.47)	(0.23)		(0.28)	(0.40)	(0.76)	(0.47)	(0.31)
Net realized and unrealized gain (loss) on investments	(4.92)	(14.92)	13.33	14.82	5.48	(4.61)	(14.20)	12.94	14.46	4.08		(4.60)	(14.20)	12.94	14.44	5.39

Total from Investment Operations	(5.02)	(15.10)	12.94	14.62	5.37	(4.89)	(14.60)	12.17	13.99	3.85		(4.88)	(14.60)	12.18	13.97	5.08

Less Distributions:
Distributions from net realized gains	—	(8.61)	(5.47)	—	(0.32)	—	(8.61)	(5.47)	—	—		—	(8.61)	(5.47)	—	(0.32)

Net asset value, end of fiscal year	$22.18	$27.20	$50.91	$43.44	$28.82	$20.77	$25.66	$48.87	$42.17	$28.18		$20.77	$25.65	$48.86	$42.15	$28.18

Total Return (%) (a)	(18.46)	(34.31)	31.04	50.73	22.84	(19.06)	(34.82)	30.05	49.65	15.82	(b)	(19.03)	(34.82)	30.09	49.57	21.93

Ratios and Supplemental Data
Expenses to average daily net assets (%)	1.26	1.22	1.19	1.24	1.38	2.01	1.97	1.94	1.98	2.11	(c)	2.01	1.97	1.94	1.99	2.13
Net investment loss to average daily net assets (%)	(0.37)	(0.53)	(0.73)	(0.56)	(0.40)	(1.12)	(1.28)	(1.48)	(1.30)	(1.10	)(c)	(1.12)	(1.28)	(1.48)	(1.31)	(1.15)
Portfolio turnover rate (%)	158	205	392	160	54	158	205	392	160	54		158	205	392	160	54
Net assets, end of fiscal year ($ millions)	117	93	135	67	40	27	40	45	16	5		78	92	141	75	39

*	Per share amounts have been calculated using the monthly average share method.
†	For the period January 2, 1998 (commencement of Class B shares) to October 31, 1998.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund
Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares *						Class B Shares *							Class C Shares *
	For the Fiscal Years Ended October 31						For the Fiscal Years Ended October 31							For the Fiscal Years Ended October 31
	2002		2001	2000	1999	1998	2002		2001	2000	1999	1998†		2002		2001	2000	1999	1998
Net asset value, beginning of fiscal year	$17.14		$27.41	$31.56	$25.43	$23.97	$16.39		$26.49	$30.83	$25.03	$23.95		$16.39		$26.48	$30.83	$25.03	$23.73
Income from Investment Operations:
Net investment income (loss)	(0.09	)(a)	(0.13)	(0.22)	(0.09)	(0.01)	(0.20	)(a)	(0.29)	(0.43)	(0.30)	(0.16)		(0.20	)(a)	(0.28)	(0.44)	(0.30)	(0.20)
Net realized and unrealized gain (loss) on investments	(2.37)		(7.83)	0.51	6.34	2.14	(2.25)		(7.50)	0.53	6.22	1.24		(2.25)		(7.50)	0.53	6.22	2.12

Total from Investment Operations	(2.46)		(7.96)	0.29	6.25	2.13	(2.45)		(7.79)	0.10	5.92	1.08		(2.45)		(7.78)	0.09	5.92	1.92

Less Distributions:
Dividends from net investment income	—		—	—	—	(0.05)	—		—	—	—	—		—		—	—	—	—
Distributions from net realized gains	—		(2.31)	(4.44)	(0.12)	(0.62)	—		(2.31)	(4.44)	(0.12)	—		—		(2.31)	(4.44)	(0.12)	(0.62)

Total Distributions	—		(2.31)	(4.44)	(0.12)	(0.67)	—		(2.31)	(4.44)	(0.12)	—		—		(2.31)	(4.44)	(0.12)	(0.62)

Net asset value, end of fiscal year	$14.68		$17.14	$27.41	$31.56	$25.43	$13.94		$16.39	$26.49	$30.83	$25.03		$13.94		$16.39	$26.48	$30.83	$25.03

Total Return (%) (b)	(14.35)		(31.37)	(1.31)	24.68	9.04 (c)	(14.95)		(31.86)	(2.00)	23.70	4.51	(d)	(14.95)		(31.83)	(2.04)	23.70	8.24 (c)

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.85	(a)	1.90	1.97	1.97	1.97	2.60	(a)	2.65	2.72	2.72	2.72	(e)	2.60	(a)	2.65	2.72	2.72	2.72
Without expenses waived (%)	2.81		2.16	1.97	2.02	2.08	3.56		2.91	2.72	2.77	2.83	(e)	3.56		2.91	2.72	2.77	2.83
Net investment loss to average daily net assets (%)	(0.54)		(0.63)	(0.71)	(0.32)	(0.02)	(1.30)		(1.36)	(1.46)	(1.04)	(0.71	)(e)	(1.30)		(1.36)	(1.45)	(1.06)	(0.79)
Portfolio turnover rate (%)	234		174	67	78	71	234		174	67	78	71		234		174	67	78	71
Net assets, end of fiscal year ($ millions)	7		5	10	8	7	1		1	1	1	0		11		5	8	7	6

*	Per share amounts have been calculated using the monthly average share method.
†	For the period January 2, 1998 (commencement of Class B shares) to October 31, 1998.
(a)
Effective July 1, 2002, Eagle Class shares of the International Equity Fund were discontinued and redesignated as Class C shares. Prior to July 1, 2002, the expense limits of the International Equity Fund's Class A, Class B and Class C shares were 1.90%, 2.65% and 2.65%, respectively. Thereafter, the expense limits of Class A, Class B and Class C shares were 1.78%, 2.53% and 2.53%, respectively.

(b)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)	These returns are calculated based on the published net asset value at October 31, 1997.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Mid Cap Stock Fund
Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares *								Class B Shares *								Class C Shares *
	For the Fiscal Years Ended October 31								For the Fiscal Years Ended October 31								For the Fiscal Years Ended October 31
	2002		2001		2000	1999	1998†		2002		2001		2000	1999	1998††		2002		2001		2000	1999	1998†
Net asset value, beginning of fiscal year	$20.21		$23.19		$16.56	$14.28	$14.29		$19.50		$22.66		$16.32	$14.17	$14.42		$19.51		$22.67		$16.32	$14.18	$14.29

Income from Investment Operations:
Net investment loss	(0.19	)(a)	(0.21	)(a)	(0.24)	(0.18)	(0.15)		(0.33	)(a)	(0.35	)(a)	(0.39)	(0.30)	(0.23)		(0.33	)(a)	(0.35	)(a)	(0.39)	(0.30)	(0.25)
Net realized and unrealized gain (loss) on investments	(1.44)		1.34		7.17	2.46	0.14		(1.37)		1.30		7.03	2.45	(0.02)		(1.37)		1.30		7.04	2.44	0.14

Total from Investment Operations	(1.63)		1.13		6.93	2.28	(0.01)		(1.70)		0.95		6.64	2.15	(0.25)		(1.70)		0.95		6.65	2.14	(0.11)

Less Distributions:
Distributions from net realized gains	(0.59)		(4.11)		(0.30)	—	—		(0.59)		(4.11)		(0.30)	—	—		(0.59)		(4.11)		(0.30)	—	—

Net asset value, end of fiscal year	$17.99		$20.21		$23.19	$16.56	$14.28		$17.21		$19.50		$22.66	$16.32	$14.17		$17.22		$19.51		$22.67	$16.32	$14.18

Total Return (%) (b)	(8.50)		6.70		42.30	15.97	(0.07	)(c)	(9.18)		5.93		41.13	15.17	(1.73	)(c)	(9.18)		5.93		41.19	15.09	(0.77	)(c)

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived/recovered (%)	1.27	(a)	1.55	(a)	1.55	1.60	1.60	(d)	2.02	(a)	2.30	(a)	2.30	2.35	2.35	(d)	2.02	(a)	2.30	(a)	2.30	2.35	2.35	(d)
Without expenses waived/recovered (%)	1.27		1.50		1.63	1.70	1.86	(d)	2.02		2.25		2.38	2.45	2.61	(d)	2.02		2.25		2.38	2.45	2.61	(d)
Net investment loss to average daily net assets (%)	(0.88)		(1.04)		(1.13)	(1.19)	(0.99	)(d)	(1.64)		(1.80)		(1.87)	(1.94)	(1.85	)(d)	(1.64)		(1.80)		(1.88)	(1.95)	(1.75	)(d)
Portfolio turnover rate (%)	171		218		265	192	129		171		218		265	192	129		171		218		265	192	129
Net assets, end of fiscal year ($ millions)	174		56		23	15	16		39		13		4	2	2		100		31		12	9	9

*	Per share amounts have been calculated using the monthly average share method.
†	For the period November 6, 1997 (commencement of operations) to October 31, 1998.
††	For the period January 2, 1998 (commencement of Class B shares) to October 31, 1998.
(a)	The years ended October 31, 2002 and 2001 include payment of previously waived management fees to the Manger for Class A, B and C shares.
(b)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Small Cap Stock Fund
Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares *					Class B Shares *						Class C Shares *
	For the Fiscal Years Ended October 31					For the Fiscal Years Ended October 31						For the Fiscal Years Ended October 31
	2002	2001	2000	1999	1998	2002	2001	2000	1999	1998†		2002	2001	2000	1999	1998
Net asset value, beginning of fiscal year	$24.41	$29.17	$23.21	$22.62	$30.39	$23.11	$27.97	$22.41	$22.00	$27.98		$23.12	$27.98	$22.42	$22.01	$29.83

Income from Investment Operations:
Net investment income (loss)	0.02	(0.11)	(0.12)	(0.04)	(0.06)	(0.15)	(0.29)	(0.33)	(0.22)	(0.20)		(0.15)	(0.29)	(0.32)	(0.22)	(0.26)
Net realized and unrealized gain (loss) on investments	(1.48)	(1.70)	6.08	0.63	(5.98)	(1.38)	(1.62)	5.89	0.63	(5.78)		(1.38)	(1.62)	5.88	0.63	(5.83)

Total from Investment Operations	(1.46)	(1.81)	5.96	0.59	(6.04)	(1.53)	(1.91)	5.56	0.41	(5.98)		(1.53)	(1.91)	5.56	0.41	(6.09)

Less Distributions:
Distributions from net realized gains	(1.59)	(2.95)	—	—	(1.73)	(1.59)	(2.95)	—	—	—		(1.59)	(2.95)	—	—	(1.73)

Net asset value, end of fiscal year	$21.36	$24.41	$29.17	$23.21	$22.62	$19.99	$23.11	$27.97	$22.41	$22.00		$20.00	$23.12	$27.98	$22.42	$22.01

Total Return (%) (a)	(6.98)	(6.40)	25.68	2.61	(20.96)	(7.72)	(7.10)	24.81	1.86	(21.37	)(b)	(7.72)	(7.10)	24.80	1.86	(21.55)

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.30	1.30	1.30	1.26	1.22	2.05	2.05	2.05	2.01	1.98	(c)	2.05	2.05	2.05	2.01	1.97
Without expenses waived (%)	1.34	1.33	1.30	1.26	1.22	2.09	2.08	2.05	2.01	1.98	(c)	2.09	2.08	2.05	2.01	1.97
Net investment income (loss) to average daily net assets (%)	0.06	(0.42)	(0.44)	(0.18)	(0.22)	(0.64)	(1.17)	(1.19)	(0.95)	(0.93	)(c)	(0.66)	(1.17)	(1.18)	(0.94)	(0.96)
Portfolio turnover rate (%)	54	85	85	42	52	54	85	85	42	52		54	85	85	42	52
Net assets, end of fiscal year ($ millions)	83	92	107	125	174	10	10	10	9	9		43	44	51	61	84

*	Per share amounts have been calculated using the monthly average share method.
†	For the period January 2, 1998 (commencement of Class B shares) to October 31, 1998.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Technology Fund
Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares *				Class B Shares *				Class C Shares *
	For the Fiscal Years Ended October 31				For the Fiscal Years Ended October 31				For the Fiscal Years Ended October 31
	2002	2001	2000†		2002	2001	2000†		2002	2001	2000†
Net asset value, beginning of fiscal year	$6.64	$17.43	$14.29		$6.53	$17.31	$14.29		$6.53	$17.30	$14.29

Income from Investment Operations:
Net investment loss	(0.10)	(0.13)	(0.26)		(0.14)	(0.21)	(0.40)		(0.14)	(0.20)	(0.40)
Net realized and unrealized gain (loss) on investments	(2.12)	(9.70)	3.40		(2.07)	(9.61)	3.42		(2.07)	(9.61)	3.41

Total from Investment Operations	(2.22)	(9.83)	3.14		(2.21)	(9.82)	3.02		(2.21)	(9.81)	3.01

Less Distributions:
Distributions from net realized gains	—	(0.96)	—		—	(0.96)	—		—	(0.96)	—

Net asset value, end of fiscal year	$4.42	$6.64	$17.43		$4.32	$6.53	$17.31		$4.32	$6.53	$17.30

Total Return (%) (a)	(33.43)	(58.84)	21.97	(b)	(33.84)	(59.21)	21.13	(b)	(33.84)	(59.19)	21.06	(b)

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.65	1.65	1.62	(c)	2.40	2.40	2.37	(c)	2.40	2.40	2.37	(c)
Without expenses waived (%)	2.09	1.77	1.62	(c)	2.84	2.52	2.37	(c)	2.84	2.52	2.37	(c)
Net investment loss to average daily net assets (%)	(1.55)	(1.36)	(1.37	)(c)	(2.30)	(2.11)	(2.12	)(c)	(2.30)	(2.11)	(2.12	)(c)
Portfolio turnover rate (%)	243	555	441		243	555	441		243	555	441
Net assets, end of fiscal year ($ millions)	11	23	65		5	9	24		7	14	40

*	Per share amounts have been calculated using the monthly average share method.
†	For the period November 18, 1999 (commencement of operations) to October 31, 2000.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Value Equity Fund
Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares *					Class B Shares *						Class C Shares *
	For the Fiscal Years Ended October 31					For the Fiscal Years Ended October 31						For the Fiscal Years Ended October 31
	2002	2001	2000	1999	1998	2002	2001	2000	1999	1998†		2002	2001	2000	1999	1998
Net asset value, beginning of fiscal year	$16.99	$20.49	$18.33	$18.56	$24.27	$16.70	$20.16	$18.06	$18.29	$19.60		$16.69	$20.16	$18.06	$18.28	$23.98

Income from Investment Operations:
Net investment income (loss)	0.10	0.19	0.21	0.12	0.15	(0.02)	0.02	0.07	(0.02)	0.02		(0.02)	0.04	0.07	(0.02)	—
Net realized and unrealized gain (loss) on investments	(3.59)	(2.42)	2.48	(0.07)	(0.76)	(3.53)	(2.35)	2.45	(0.08)	(1.33)		(3.51)	(2.38)	2.45	(0.07)	(0.75)

Total from Investment Operations	(3.49)	(2.23)	2.69	0.05	(0.61)	(3.55)	(2.33)	2.52	(0.10)	(1.31)		(3.53)	(2.34)	2.52	(0.09)	(0.75)

Less Distributions:
Dividends from net investment income	(0.07)	(0.30)	(0.11)	(0.16)	(0.20)	—	(0.16)	—	(0.01)	—		—	(0.16)	—	(0.01)	(0.05)
Distributions from net realized gains	—	(0.97)	(0.42)	(0.12)	(4.90)	—	(0.97)	(0.42)	(0.12)	—		—	(0.97)	(0.42)	(0.12)	(4.90)

Total Distributions	(0.07)	(1.27)	(0.53)	(0.28)	(5.10)	—	(1.13)	(0.42)	(0.13)	—		—	(1.13)	(0.42)	(0.13)	(4.95)

Net asset value, end of fiscal year	$13.43	$16.99	$20.49	$18.33	$18.56	$13.15	$16.70	$20.16	$18.06	$18.29		$13.16	$16.69	$20.16	$18.06	$18.28

Total Return (%) (a)	(20.63)	(11.57)	15.13	0.24	(3.52)	(21.26)	(12.21)	14.28	(0.56)	(6.68	)(b)	(21.15)	(12.26)	14.28	(0.50)	(4.27)

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.45	1.45	1.45	1.45	1.45	2.20	2.20	2.20	2.20	2.20	(c)	2.20	2.20	2.20	2.20	2.20
Without expenses waived (%)	1.72	1.69	1.72	1.70	1.58	2.47	2.44	2.47	2.45	2.33	(c)	2.47	2.44	2.47	2.45	2.33
Net investment income (loss) to average daily net assets (%)	0.60	0.94	1.14	0.63	0.74	(0.14)	0.11	0.40	(0.13)	0.15	(c)	(0.15)	0.18	0.40	(0.12)	(0.01)
Portfolio turnover rate (%)	66	76	95	137	132	66	76	95	137	132		66	76	95	137	132
Net assets, end of fiscal year ($ millions)	10	13	13	15	18	2	2	1	1	1		10	13	12	12	14

*	Per share amounts have been calculated using the monthly average share method.
†	For the period January 2, 1998 (commencement of Class B shares) to October 31, 1998.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust
Notes to Financial Statements

Note 1:
Significant Accounting Policies.    Heritage Series Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and presently offers shares in seven series, the Aggressive Growth Fund, the Growth Equity Fund, the International Equity Fund (formerly Eagle International Equity Portfolio), the Mid Cap Stock Fund, the Small Cap Stock Fund, the Technology Fund and the Value Equity Fund (each, a “Fund” and collectively, the “Funds”). The Aggressive Growth Fund primarily seeks long-term capital appreciation by investing in equity securities of companies that may have significant growth potential. The Growth Equity Fund primarily seeks growth through long-term capital appreciation. The International Equity Fund primarily seeks capital appreciation through investments in a portfolio of international equity securities. The Mid Cap Stock Fund seeks long-term capital appreciation by investing primarily in equity securities of companies with medium market capitalization. The Small Cap Stock Fund seeks long-term capital appreciation by investing principally in the equity securities of companies with small market capitalization. The Technology Fund seeks long-term capital appreciation through equity investments in companies that rely extensively on technology in their processes, products or services or may be expected to benefit from technological advances and improvements in industry, manufacturing and commerce. The Value Equity Fund primarily seeks long-term capital appreciation and, secondarily, seeks current income. The Funds currently offer Class A, Class B and Class C shares. Class A shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class A share investments greater than $1 million, where a maximum sales charge is waived, may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Class B shares are sold subject to a 5% maximum contingent deferred sales charge (based on the lower of purchase price or redemption price), declining over a six-year period. Class C shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Security Valuation: Each Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded or the Nasdaq Stock Market. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Securities that are quoted in a foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time the International Equity Fund calculates its daily net asset value per share. Although the International Equity Fund values its assets in U.S. dollars on a daily basis, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. Short term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.

Foreign Currency Transactions: The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The International Equity Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Net realized gain (loss) and unrealized appreciation (depreciation) from foreign currency transactions include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of foreign currency and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Contracts: The International Equity Fund is authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies and to enhance total return. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency’s value relative to the U.S. dollar and from the possible inability of counter-parties to meet the terms of their contracts.

Repurchase Agreements: Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Federal Income Taxes: Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are

Heritage Series Trust
Notes to Financial Statements
(continued)

applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

Distribution of Net Realized Gains: Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

State Qualification Expenses: State qualification expenses are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.

Written Options: When a Fund writes a covered call option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is based on the last offering price on the principal exchange on which such option is traded. The Fund receives a premium on the sale of an option, but gives up the opportunity to profit from any increase in stock value above the exercise price of the option. If an option that a Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option that a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. There was no covered call writing in any of the Funds for the current fiscal year.

Purchased Options: Certain Funds of the Trust are authorized to enter into options contracts to manage exposure to market, interest rate or currency fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with the use of options is imperfect correlation between the change in the value of the options and the market value of the security held, possibility of an illiquid market and the inability of the counter-party to meet the terms of their contracts.

Expenses: Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class. Other expenses of each Fund are allocated to each class of shares based upon their relative percentage of net assets.

Organization Expenses: Expenses incurred in connection with the formation of each Fund, except the Aggressive Growth Fund and Technology Fund, were deferred and were amortized on a straight-line basis over 60 months from the date of commencement of operations for the respective Funds. As of October 31, 2002, all such expenses have been amortized.

Other: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Heritage Series Trust
Notes to Financial Statements
(continued)

Note 2:	Fund Shares. At October 31, 2002, there were an unlimited number of shares of beneficial interest of no par value authorized.

Aggressive Growth Fund

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,387,441	$28,817,295	215,100	$4,292,389	753,582	$15,290,390
Shares redeemed	(1,220,214)	(24,397,792)	(173,848)	(3,188,686)	(394,586)	(7,440,698)

Net increase	167,227	$4,419,503	41,252	$1,103,703	358,996	$7,849,692

Shares outstanding:
Beginning of fiscal year	2,094,630		851,198		1,693,371

End of fiscal year	2,261,857		892,450		2,052,367

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2001, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	322,304	$6,567,569	170,262	$3,537,704	405,969	$8,298,985
Shares issued on reinvestment of distributions	291,143	6,185,709	117,802	2,450,114	241,071	5,014,142
Shares redeemed	(336,026)	(6,629,083)	(124,663)	(2,410,026)	(365,390)	(7,177,891)

Net increase	277,421	$6,124,195	163,401	$3,577,792	281,650	$6,135,236

Shares outstanding:
Beginning of fiscal year	1,817,209		687,797		1,411,721

End of fiscal year	2,094,630		851,198		1,693,371

Growth Equity Fund

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,153,057	$80,444,840	413,063	$10,843,949	1,309,395	$33,157,137
Shares redeemed	(1,269,747)	(31,972,979)	(705,318)	(17,126,636)	(1,126,136)	(26,891,255)

Net increase (decrease)	1,883,310	$48,471,861	(292,255)	$(6,282,687)	183,259	$6,265,882

Shares outstanding:
Beginning of fiscal year	3,408,952		1,569,000		3,596,121

End of fiscal year	5,292,262		1,276,745		3,779,380

Heritage Series Trust
Notes to Financial Statements
(continued)

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2001, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,073,635	$35,913,667	872,372	$27,010,662	948,276	$30,743,601
Shares issued on reinvestment of distributions	574,383	21,538,131	220,269	7,842,489	684,654	24,381,666
Shares redeemed	(882,851)	(29,842,334)	(450,016)	(13,433,532)	(914,234)	(27,266,545)

Net increase	765,167	$27,609,464	642,625	$21,419,619	718,696	$27,858,722

Shares outstanding:
Beginning of fiscal year	2,643,785		926,375		2,877,425

End of fiscal year	3,408,952		1,569,000		3,596,121

International Equity Fund

Transactions in Class A, B and C shares and Eagle Class shares of the Fund during the fiscal year ended October 31, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares		Eagle Class Shares
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	674,772	$10,296,015	28,686	$441,697	193,879	$2,811,186	2,440	$40,531
Shares issued (redeemed) in exchange*	—	—	—	—	574,875	9,146,268	(567,739)	(9,146,268)
Shares redeemed	(481,258)	(7,548,865)	(16,121)	(253,793)	(230,879)	(3,400,374)	(280,802)	(4,708,456)

Net increase	193,514	$2,747,150	12,565	$187,904	537,875	$8,557,080	(846,101)	$(13,814,193)

Shares outstanding:
Beginning of fiscal year	297,956		33,091		280,624		846,101

End of fiscal year	491,470		45,656		818,499		—

*	Effective July 1, 2002, Eagle Class shares of the International Equity Fund were discontinued and redesignated as Class C shares.

Transactions in Class A, B and C shares and Eagle Class shares of the Fund during the fiscal year ended October 31, 2001, were as follows:

	Class A Shares		Class B Shares		Class C Shares		Eagle Class Shares
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	348,332	$6,948,272	24,184	$496,988	113,917	$2,325,044	71,239	$1,750,065
Shares issued on reinvestment of distributions	26,389	624,360	2,715	61,801	30,550	695,007	97,141	2,233,272
Shares redeemed	(434,636)	(9,239,540)	(22,773)	(458,447)	(165,204)	(3,191,785)	(347,215)	(7,563,084)

Net increase (decrease)	(59,915)	$(1,666,908)	4,126	$100,342	(20,737)	$(171,734)	(178,835)	$(3,579,747)

Shares outstanding:
Beginning of fiscal year	357,871		28,965		301,361		1,024,936

End of fiscal year	297,956		33,091		280,624		846,101

Heritage Series Trust
Notes to Financial Statements
(continued)

Mid Cap Stock Fund

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	10,448,199	$229,481,331	1,940,308	$40,739,008	5,203,058	$109,311,505
Shares issued on reinvestment of distributions	87,091	1,854,169	23,995	491,891	53,659	1,100,545
Shares redeemed	(3,632,014)	(73,372,252)	(393,636)	(7,441,666)	(1,072,584)	(19,799,034)

Net increase	6,903,276	$157,963,248	1,570,667	$33,789,233	4,184,133	$90,613,016

Shares outstanding:
Beginning of fiscal year	2,767,641		690,354		1,598,394

End of fiscal year	9,670,917		2,261,021		5,782,527

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2001, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,829,503	$36,894,655	503,600	$9,967,715	1,080,067	$21,265,615
Shares issued on reinvestment of distributions	216,098	3,956,094	45,031	801,108	122,713	2,183,194
Shares redeemed	(264,268)	(5,225,758)	(42,064)	(804,179)	(140,133)	(2,656,003)

Net increase	1,781,333	$35,624,991	506,567	$9,964,644	1,062,647	$20,792,806

Shares outstanding:
Beginning of fiscal year	986,308		183,787		535,747

End of fiscal year	2,767,641		690,354		1,598,394

Small Cap Stock Fund

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	954,775	$24,759,249	163,107	$4,102,166	572,108	$14,144,629
Shares issued on reinvestment of distributions	227,691	5,760,572	27,662	659,463	125,021	2,981,754
Shares redeemed	(1,060,984)	(26,451,688)	(95,063)	(2,149,933)	(482,934)	(10,504,811)

Net increase	121,482	$4,068,133	95,706	$2,611,696	214,195	$6,621,572

Shares outstanding:
Beginning of fiscal year	3,775,529		427,480		1,923,539

End of fiscal year	3,897,011		523,186		2,137,734

Heritage Series Trust
Notes to Financial Statements
(continued)

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2001, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	420,332	$11,064,238	63,566	$1,601,552	178,442	$4,458,794
Shares issued on reinvestment of distributions	413,206	10,264,679	45,094	1,068,087	218,535	5,179,139
Shares redeemed	(725,700)	(19,076,421)	(53,526)	(1,319,511)	(299,498)	(7,476,617)

Net increase	107,838	$2,252,496	55,134	$1,350,128	97,479	$2,161,316

Shares outstanding:
Beginning of fiscal year	3,667,691		372,346		1,826,060

End of fiscal year	3,775,529		427,480		1,923,539

Technology Fund

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	408,673	$2,904,312	87,557	$572,358	228,318	$1,534,341
Shares redeemed	(1,316,556)	(8,447,226)	(408,997)	(2,474,443)	(638,792)	(3,920,123)

Net decrease	(907,883)	$(5,542,914)	(321,440)	$(1,902,085)	(410,474)	$(2,385,782)

Shares outstanding:
Beginning of fiscal year	3,499,191		1,386,902		2,141,609

End of fiscal year	2,591,308		1,065,462		1,731,135

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2001, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	818,774	$8,472,935	270,719	$2,785,449	550,865	$5,407,993
Shares issued on reinvestment of distributions	285,623	3,410,892	110,016	1,303,686	189,764	2,245,762
Shares redeemed	(1,321,545)	(12,448,717)	(388,500)	(3,607,002)	(905,362)	(7,638,307)

Net increase (decrease)	(217,148)	$(564,890)	(7,765)	$482,133	(164,733)	$15,448

Shares outstanding:
Beginning of fiscal year	3,716,339		1,394,667		2,306,342

End of fiscal year	3,499,191		1,386,902		2,141,609

Heritage Series Trust
Notes to Financial Statements
(continued)

Value Equity Fund

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	127,677	$2,148,447	40,389	$666,782	172,819	$2,790,655
Shares issued on reinvestment of distributions	3,001	54,462	—	—	—	—
Shares redeemed	(182,505)	(2,898,464)	(43,642)	(695,371)	(186,476)	(2,893,194)

Net decrease	(51,827)	$(695,555)	(3,253)	$(28,589)	(13,657)	$(102,539)

Shares outstanding:
Beginning of fiscal year	773,332		141,760		800,962

End of fiscal year	721,505		138,507		787,305

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2001, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	260,292	$5,183,365	111,623	$2,200,874	297,230	$5,872,944
Shares issued on reinvestment of distributions	38,975	741,601	2,860	53,825	34,336	646,202
Shares redeemed	(146,977)	(2,849,355)	(20,722)	(397,594)	(116,257)	(2,246,570)

Net increase	152,290	$3,075,611	93,761	$1,857,105	215,309	$4,272,576

Shares outstanding:
Beginning of fiscal year	621,042		47,999		585,653

End of fiscal year	773,332		141,760		800,962

Heritage Series Trust
Notes to Financial Statements
(continued)

Note 3:	Purchases and Sales of Securities. For the fiscal year ended October 31, 2002, purchases and sales of investment securities (excluding repurchase agreements and short-tem obligations) were as follows:

	Investment Securities
	Purchases	Sales
Aggressive Growth Fund	$190,147,189	$185,368,678
Growth Equity Fund	403,210,227	365,504,412
International Equity Fund	44,606,915	47,731,809
Mid Cap Stock Fund	677,946,782	415,635,507
Small Cap Stock Fund	83,758,923	82,450,301
Technology Fund	91,988,524	102,117,312
Value Equity Fund	17,759,732	18,009,386

Note 4:
Management, Subadvisory, Distribution, Shareholder Servicing Agent, Fund Accounting and Trustees’ Fees. Under the Trust’s Investment Advisory and Administrative Agreements with Heritage Asset Management, Inc. (the “Manager”) the Funds, agree to pay to the Manager the following annual fee as a percentage of each Fund’s average daily net assets, which is computed daily and payable monthly. Prior to July 1, 2002, under the Trust's Investment Advisory and Administrative Agreement for the International Equity Fund the following management fee was payable to Eagle Asset Management, Inc. (“Eagle”) who had served as the manager of the Fund.

	Initial Management Fee	Break Point	Subsequent Management Fee
Aggressive Growth Fund (a)	1.00%	$50 million	0.75%
Growth Equity Fund	0.75%	None	—
International Equity Fund (a)	1.00%	$100 million	0.80%
Mid Cap Stock Fund	0.75%	None	—
Small Cap Stock Fund (a)	1.00%	$50 million	0.75%
Technology Fund (a)	1.00%	$100 million	0.75%
Value Equity Fund	0.75%	None	—
(a)
The Aggressive Growth Fund, International Equity Fund, Small Cap Stock Fund and Technology Fund have a management fee break point. When average daily net assets exceed each Fund’s respective break point, the management fee is reduced to the subsequent management fee on those assets greater than the breakpoint.

The Manager contractually waived its management fee and, if necessary, will reimburse each Fund to the extent that Class A, B and C shares annual operating expenses exceeded that Fund’s average daily net assets attributable to that class for the 2002 fiscal year as follows:

	Class A Shares	Class B and Class C Shares
Aggressive Growth Fund	1.60%	2.35%
Growth Equity Fund	1.35%	2.10%
International Equity Fund (b)	1.78%	2.53%
Mid Cap Stock Fund	1.55%	2.30%
Small Cap Stock Fund	1.30%	2.05%
Technology Fund	1.65%	2.40%
Value Equity Fund	1.45%	2.20%
(b)	Prior to July 1, 2002, the expense limits of the International Equity Fund's Class A, Class B and Class C shares were 1.90%, 2.65% and 2.65%, respectively.

The new contractual agreement for fiscal year 2003 has been approved by the Board of Trustees and is detailed in the prospectus.

Heritage Series Trust
Notes to Financial Statements
(continued)

If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the fiscal years ending October 31, 2004 and 2003, respectively, each Fund may be required to pay the Manager a portion or all of the waived management fees for the following funds in the amount indicated.

	For the Fiscal Years Ended
	2004	2003
International Equity Fund	$194,088	$87,461
Small Cap Stock Fund	57,887	49,059
Technology Fund	172,316	85,136
Value Equity Fund	77,027	71,232

During the fiscal year ended October 31, 2002, management fees for the Mid Cap Stock Fund include previously waived management fees from the fiscal year ended October 31, 2000 of $24,899.

Until July 1, 2002, Eagle had entered into an agreement with Martin Currie, Inc. to provide the International Equity Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for an annualized fee payable by Eagle equal to .50% of the average daily net assets on the first $100 million of net assets and .40% thereafter without regard to any reduction due to the imposition of expense limitations.

On July 1, 2002, the Manager entered into an agreement with Julius Baer Investment Management Inc. (“Julius Baer”) to provide to the International Equity Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for an annualized fee payable by the Manager equal to .45% of the average daily net assets on the first $100 million of net assets and .40% thereafter without regard to any reduction due to the imposition of expense limitations.

The Manager has entered into agreements with Eagle (with respect to the Aggressive Growth Fund, Growth Equity Fund, Mid Cap Stock Fund, the Technology Fund and the Value Equity Fund) and with Eagle and Awad Asset Management, Inc. (with respect to the Small Cap Stock Fund) to provide investment advice, portfolio management services including the placement of brokerage orders and certain compliance and other services for a fee payable by the Manager equal to 50% of the fees payable by the Fund to the Manager without regard to any reduction due to the imposition of expense limitations.

The Manager has entered into an agreement with Osprey Partners Investment Management, LLC (“Osprey”) to provide to the Value Equity Fund investment advice, portfolio management services including the placement of brokerage orders, and certain compliance and other services for a fee payable by the Manager equal to .32% of the Value Equity Fund’s average daily net assets. Effective May 18, 1999, all of the assets of the Value Equity Fund were allocated to Osprey. Prior to May 18, 1999, the assets of the Fund were managed by Eagle. Eagle will continue to serve as subadviser to the Fund, although there are no assets currently allocated to them.

Total front end and contingent deferred sales charges received by Raymond James & Associates, Inc. (the “Distributor”) for the fiscal year ended October 31, 2002, were as follows.

	Front-end Sales Charge	Contingent Deferred Sales Charge
	Class A Shares	Class A Shares	Class B Shares	Class C Shares
Aggressive Growth Fund	$140,630	$15	$43,262	$6,327
Growth Equity Fund	373,965	4,861	522,383	22,811
International Equity Fund	20,327	4,602	2,902	349
Mid Cap Stock Fund	1,676,404	3,636	130,117	63,276
Small Cap Stock Fund	231,547	1,990	36,871	3,867
Technology Fund	34,047	—	30,185	1,985
Value Equity Fund	30,472	723	9,563	1,967

The Distributor paid sales commissions to salespersons from these fees and incurred other distribution costs.

Heritage Series Trust
Notes to Financial Statements
(continued)

Total agency brokerage commissions paid by the Funds and agency brokerage commissions paid directly to the Distributor for the fiscal year ended October 31, 2002 were as follows.

	Total Agency Brokerage Commissions	Paid To Raymond James & Associates, Inc.
Aggressive Growth Fund	$580,634	$8,290
Growth Equity Fund	1,352,043	—
International Equity Fund	202,609	—
Mid Cap Stock Fund	1,586,068	—
Small Cap Stock Fund	330,169	13,650
Technology Fund	463,900	150
Value Equity Fund	68,929	—

Pursuant to a plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Trust is authorized to pay the Distributor a fee pursuant to the Class A Shares Distribution Plan of up to 0.35% of the average daily net assets for the services it provides in connection with the promotion and distribution of Fund shares. However, at the present time the Board of Trustees has authorized payments of only 0.25% of average daily net assets. Under the Class B Shares and Class C Shares Distribution Plans, the Trust may pay the Distributor a fee equal to 1.00% of the average daily net assets. Such fees are accrued daily and payable monthly. Class B shares will convert to Class A shares eight years after the end of the calendar month in which the shareholder’s order to purchase the Class B shares was accepted. The Manager, Eagle, Awad Asset Management, Inc. and the Distributor are all wholly owned subsidiaries of Raymond James Financial, Inc.

The Manager also is the Fund Accountant and Shareholder Servicing Agent for the Aggressive Growth Fund, the Growth Equity Fund, the Mid Cap Stock Fund, the Small Cap Stock Fund, the Technology Fund and the Value Equity Fund. In addition, the Manager is the Shareholder Servicing Agent for the International Equity Fund. Prior to July 1, 2002, shareholder servicing fees for the International Equity Fund were directly attributable to a specific class of shares. The following table shows the allocation percent of Shareholder Servicing and actual expenses attributable to each class of shares based on the average daily net assets prior to July 1, 2002.

Heritage Series Trust—International Equity Fund

November 1, 2001 to June 28, 2002	Shareholder Servicing Fees
	Percent	Actual
Class A Shares	0.19%	$6,842
Class B Shares	0.19%	690
Class C Shares	0.19%	6,075
Eagle Class Shares	0.07%	6,345

Effective July 1, 2002, shareholder servicing fees for the International Equity Fund, consistent with the other funds of the Trust, were allocated to each class of shares based upon their relative percentage of net assets. During this period, the Manager charged $18,326 for Shareholder Servicing fees.

Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Growth and Income Trust and Heritage Income Trust, investment companies that also are advised by the Manager (collectively referred to as the “Heritage Mutual Funds”). Each Trustee of the Heritage Mutual Funds that is not an employee of the Manager or employee of an affiliate of the Manager receives an annual fee of $18,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. Trustees’ fees and expenses are paid equally by each of the Heritage Mutual Funds. For the fiscal year ended October 31, 2002, the Funds paid the Trustees an aggregate amount of $79,555 in fees.

Heritage Series Trust
Notes to Financial Statements
(continued)

Note 5:
Federal Income Taxes.    The timing and character of certain income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) from investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent; they are charged or credited to paid in capital or accumulated net realized loss, as appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share.

Aggressive Growth Fund:

For the fiscal year ended October 31, 2002, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss and decreased (debited) paid in capital $1,585,788. The Fund has a net tax basis capital loss carryforward of $14,590,069. No capital loss carryforwards were utilized in the fiscal year ended October 31, 2002. Capital loss carryforwards in the amount of $14,426,049 and $164,020 may be applied to any net taxable gains until their expiration dates in 2009 and 2010, respectively.

Growth Equity Fund:

For the fiscal year ended October 31, 2002, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss and decreased (debited) paid in capital $1,880,132. The Fund has a net tax basis capital loss carryforward of $124,197,177. No capital loss carryforwards were utilized in the fiscal year ended October 31, 2002. Capital loss carryforwards in the amount of $70,943,635 and $53,253,542 may be applied to any net taxable gains until their expiration dates in 2009 and 2010, respectively.

International Equity Fund:

For the fiscal year ended October 31, 2002, to reflect reclassifications arising from permanent book/tax differences primarily attributable to foreign currency losses and a net operating loss, the Fund increased (credited) accumulated net investment loss $230,110, increased (credited) accumulated net realized loss $3,852 and decreased (debited) paid in capital $233,962. The Fund has a net tax basis capital loss carryforward of $8,831,337. No capital loss carryforwards were utilized in the fiscal year ended October 31, 2002. Capital loss carryforwards in the amount of $5,094,788 and $3,736,549 may be applied to any net taxable gains until their expiration dates in 2009 and 2010, respectively.

Mid Cap Stock Fund:

For the fiscal year ended October 31, 2002, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss $3,162,336, increased (credited) accumulated net realized loss $3,908 and decreased (debited) paid in capital $3,166.244. The Fund has a net tax basis capital loss carryforward of $47,307,633 which may be applied against any realized net taxable gains until their expiration date of October 31, 2010. No capital loss carryforwards were utilized in the fiscal year ended October 31, 2002.

Small Cap Stock Fund:

For the fiscal year ended October 31, 2002, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) undistributed net investment income $350,092, increased (credited) accumulated net realized loss $7,609 and decreased (debited) paid in capital $357,701. The Fund has a net tax basis capital loss carryforward of $2,818,797 which may be applied against any realized net taxable gains until their expiration date of October 31, 2010. No capital loss carryforwards were utilized in the fiscal year ended October 31, 2002.

Technology Fund:

For the fiscal year ended October 31, 2002, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) undistributed net investment income and decreased (debited) paid in capital $763,533. The Fund has a net tax basis capital loss carryforward of $79,271,634. No capital loss carryforwards were utilized in the fiscal year ended October 31, 2002. Capital loss carryforwards in the amount of $64,484,108 and $14,787,526 may be applied to any net taxable gains until their expiration dates in 2009 and 2010, respectively.

Heritage Series Trust
Notes to Financial Statements
(continued)

Value Equity Fund:

The Fund has a net tax basis capital loss carryforward of $5,880,819. No capital loss carryforwards were utilized in the fiscal year ended October 31, 2002. Capital loss carryforwards in the amount of $7,985 and $5,872,834 may be applied to any net taxable gains until their expiration dates in 2009 and 2010, respectively.

For income tax purposes, distributions paid during the fiscal years ended October 31, 2002 and 2001 were as follows:

	Ordinary Income		Long-Term Capital Gains
	2002	2001	2002	2001
Aggressive Growth Fund	$—	$13,993,302	$—	$—
Growth Equity Fund	—	39,702,630	—	16,111,856
International Equity Fund	—	214,187	—	3,472,928
Mid Cap Stock Fund	1,892,820	5,731,657	1,694,243	1,497,103
Small Cap Stock Fund	—	13,920,785	9,686,446	3,115,489
Technology Fund	—	7,144,895	—	—
Value Equity Fund	56,999	1,494,487	—	—

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards
Aggressive Growth Fund	$—	$(14,590,069)
Growth Equity Fund	—	(124,197,177)
International Equity Fund	—	(8,831,337)
Mid Cap Stock Fund	—	(47,307,633)
Small Cap Stock Fund	—	(2,818,797)
Technology Fund	—	(79,271,634)
Value Equity Fund	45,963	(5,880,819)

Report of Independent Certified Public Accountants

To the Board of Trustees and
Shareholders of Heritage Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Series Trust – Aggressive Growth Fund, Heritage Series Trust – Growth Equity Fund, Heritage Series Trust – International Equity Fund (formerly Heritage Series Trust – Eagle International Equity Portfolio), Heritage Series Trust – Mid Cap Stock Fund, Heritage Series Trust – Small Cap Stock Fund, Heritage Series Trust – Technology Fund and Heritage Series Trust – Value Equity Fund (constituting the Heritage Series Trust, hereafter referred to as the “Trust”) at October 31, 2002, the results of each of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 9, 2002

Heritage Series Trust –
International Equity Fund
Shareholders Meeting
(unaudited)

On June 21, 2002, a special meeting of International Equity Fund Shareholders was held for the following purposes:

(1)
To approve an Investment Advisory and Administration Agreement between Heritage Asset Management, Inc. and Heritage Series Trust (the “Trust”), with respect to the Heritage Series Trust – International Equity Fund (the “Fund”);

(2)	To approve a Subadvisory Agreement between Manager and Julius Baer Investment Management Inc., with respect to the Fund;

(3)	To approve a proposal to permit the Fund’s manager to hire subadvisers or modify subadvisory agreements without shareholder approval; and

(4)	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Shareholders of the Fund approved all of the proposals. The voting results were as follows:

	Shares
	For	Against	Abstaining
To approve the Investment Advisory and Administration Agreement between Heritage Asset Management, Inc. and the Trust, with respect to the Fund;	607,732	3,669	53,682

To approve a Subadvisory Agreement between the Fund’s manager and Julius Baer Investment Management Inc., with respect to the Fund;	608,009	3,618	53,456

To approve a proposal to permit the Manager to hire subadvisers or modify subadvisory agreements without shareholder approval.	451,794	29,108	184,181

2002 Federal Income Tax Notice
(unaudited)

During the fiscal year ended October 31, 2002, the Mid Cap Stock Fund and the Small Cap Stock Fund paid to shareholders $1,694,243 and $9,686,446, $0.28 and $1.59 per share, from long-term capital gains, respectively. For such period 100% of the income dividends for the Value Equity Fund qualified for the dividend received deduction available for corporations.

Heritage Series Trust
Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Heritage Mutual Funds Complex Overseen by Trustee	Other Directorships Held by Trustee

Affiliated Trustees **

Thomas A. James 880 Carillon Parkway St. Petersburg, FL 33716 (60)	Trustee	Since inception in 1993	Chairman of the Board since 1986; Chief Executive Officer of RJF since 1969; Chairman of the Board of RJA since 1986; Chairman of the Board of Eagle since 1984.	13	Outback Steakhouse, Inc.

Richard K. Riess 880 Carillon Parkway St. Petersburg, FL 33716 (53)	President and Trustee	Since 2000 Since inception in 1993	Executive Vice President and Managing Director for Asset Management of RJF since 1998; CEO of Eagle since 1996; CEO of Heritage since 2000; President of Eagle, 1995 to 2000.	13	N/A

Independent Trustees

C. Andrew Graham 880 Carillon Parkway St. Petersburg, FL 33716 (62)	Trustee	Since inception in 1993	Graham Financial Partners LLC (insurance and investment services) since 1999; Representative of NFP Securities, Inc. (broker-dealer) since 2002; Representative of Multi- Financial Securities Corp. (broker-dealer), 1996 to 2001; V.P. of Financial Designs Ltd., 1996 to 1999.	13	N/A

James L. Pappas 880 Carillon Parkway St. Petersburg, FL 33716 (59)	Trustee	Since inception in 1993	Lykes Professor of Banking and Finance since 1986 at University of South Florida; President, Graduate School of Banking since 1995; Trustee and Chairman of the Board, Tampa Museum of Art.	13	N/A

David M. Phillips 880 Carillon Parkway St. Petersburg, FL 33716 (63)	Trustee	Since inception in 1993	Executive in Residence, University of North Carolina—Wilmington; Chairman Emeritus of CCC Information Services, Inc.	13	N/A

Heritage Series Trust
Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Heritage Mutual Funds Complex Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees (continued)

Eric Stattin 880 Carillon Parkway St. Petersburg, FL 33716 (69)	Trustee	Since inception in 1993	Private Investor since 1988.	13	Mill Creek Bank

Deborah L. Talbot 880 Carillon Parkway St. Petersburg, FL 33716 (51)	Trustee	Since 2002	Consultant/Advisor; Member, Academy of Senior Professionals, Eckerd College since 1997; Member, Dean’s Advisory Board of Fogelman School of Business, University of Memphis, 1999-2000; Advisory Board Member, Center for Global Studies, Pennsylvania State University, 1996-1999.	13	N/A

Officers

K.C. Clark 880 Carillon Parkway St. Petersburg, FL 33716 (43)	Executive Vice President and Principal Executive Officer	Since 2000
Executive Vice President and
Chief Operating Officer of
Heritage since 2000; Senior Vice President – Operations and Administration of Heritage, 1998 to 2000;
Vice President – Operations
and Administration of Heritage, 1993 to 1998.
				N/A	N/A

Donald H. Glassman 880 Carillon Parkway St. Petersburg, FL 33716 (45)	Treasurer	Since inception in 1993	Treasurer of Heritage since 1989.	N/A	N/A

Clifford J. Alexander 1800 Massachusetts Ave. Washington, DC 20036 (60)	Secretary	Since inception in 1993	Partner, Kirkpatrick & Lockhart LLP (law firm).	N/A	N/A

Heritage Series Trust
Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Heritage Mutual Funds Complex Overseen by Trustee	Other Directorships Held by Trustee

Officers (continued)

Robert J. Zutz 1800 Massachusetts Ave. Washington, DC 20036 (49)	Assistant Secretary	Since inception in 1993	Partner, Kirkpatrick & Lockhart LLP (law firm).	N/A	N/A

Deborah A. Malina 880 Carillon Parkway St. Petersburg, FL 33716 (36)	Assistant Secretary	Since 2000	Compliance Administrator of Heritage since 2000; Assistant Supervisor of Operations, Heritage, from 1997 to 2000.	N/A	N/A

*
Trustees serve for the lifetime of the Trust or until they are removed, resign or retire. The Board has adopted a retirement policy that requires Trustees to retire at the age of 72 for those Trustees in office prior to August 2000, and at the age 70 for those Trustees who are elected to office after August 2000. Officers are elected annually for one year terms. The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request, by calling (800) 421-4184.

**
Messrs. James and Riess are “interested” persons of the Trust as that term is defined by the Investment Company Act of 1940. Mr. James is affiliated with RJA and RJF. Mr. Riess is affiliated with Heritage and RJF.

Heritage Series Trust
Descriptions of Indices

Goldman Sachs Technology Index—is a modified capitalization-weighted index of selected technology stocks.

Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE Index)—is an unmanaged index that is generally considered representative of international stocks in 47 developed and emerging markets.

NASDAQ Composite Index—is a market-value weighted index that measures all domestic and non-U.S.-based securities—more than 5,400 companies—listed on the NASDAQ stock market,

Russell 1000 Index—measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000 Growth Index—represents large capitalization growth stocks which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index—represents large capitalization value stocks which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index—is an unmanaged index comprised of 2,000 small-cap companies which generally involve greater risks with an average market capitalization of $590 million as of June 30, 2002.

Russell 2000 Growth Index—represents small capitalization growth stocks which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index—represents small capitalization value stocks which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Index—Measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. As of May 31, 2002 the average market capitalization was approximately $821 million.

Russell 3000® Index—Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Midcap Index—Measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of May 31, 2002, the average market capitalization was approximately $3.6 billion.

Russell Midcap Growth Index—Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—is an unmanaged index of 500 widely-held large stocks that are considered representative of the U.S. stock market.

Standard & Poor’s 500/Barra Growth Index—represents large growth stocks with higher price-to-book ratios that encompasses half of the S&P 500 Index total market capitalization.

Standard & Poor’s MidCap 400 Index—is an unmanaged index consisting of 400 mid-sized domestic companies chosen for market size, liquidity and industry group representation.

Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance.

Heritage Family of Funds™

The Intelligent Creation of Wealth

Heritage Money Market Funds

Cash Trust Money Market
Cash Trust Municipal Money Market

Heritage Bond Funds

High Yield
Intermediate Government

Heritage Equity Funds

Aggressive Growth
Capital Appreciation
Growth and Income
Growth Equity
International Equity
Mid Cap Stock
Small Cap Stock
Technology
Value Equity

Heritage
FAMILY OF FUNDS™

Raymond James & Associates, Inc., Distributor
Member New York Stock Exchange/SIPC
880 Carillon Parkway
St. Petersburg, FL 33716
(727) 573-8143 ■ (800) 421-4184
www.heritagefunds.com

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

We are pleased that many of you are also investors in these funds. For more complete information, including fees, risks and expenses, contact your financial advisor or call Heritage Family of Funds at 800-421-4184 for a prospectus. Read the prospectus carefully before you invest or send money. This report is for the information of shareholders of Heritage Series Trust. It may also be used as sales literature when preceded or accompanied by a prospectus.

85M AR534155 HST 10/02 Copyright 2002 Heritage Asset Management, Inc.